-------------------------


               SELIGMAN
-----------------------
            GLOBAL FUND
           SERIES, INC.

  EMERGING MARKETS FUND                                   [Graphic Omitted]

     GLOBAL GROWTH FUND

         GLOBAL SMALLER
         COMPANIES FUND

 GLOBAL TECHNOLOGY FUND                                -------------------------

          INTERNATIONAL                                      MID-YEAR REPORT
           GROWTH FUND                                       APRIL 30, 2002


                                                             ------o------

                                                               INVESTING

                                                            AROUND THE WORLD

                                                               FOR CAPITAL

                                                              APPRECIATION

                                                                 [LOGO]

                                                        J. & W. Seligman & Co.

                                                             Incorporated

                                                            Established 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

....VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


         [Graphic Omitted]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

 Table of Contents

 To the Shareholders ................................    1
 Market and Economic Overview .......................    2
 Seligman Emerging Markets Fund:
   Investment Report ................................    3
   Performance and Portfolio Overview ...............    5
   Portfolio of Investments .........................    8
 Seligman Global Growth Fund:
   Investment Report ................................   10
   Performance and Portfolio Overview ...............   12
   Portfolio of Investments .........................   15
 Seligman Global Smaller Companies Fund:
   Investment Report ................................   17
   Performance and Portfolio Overview ...............   19
   Portfolio of Investments .........................   22
 Seligman Global Technology Fund:
   Investment Report ................................   27


   Performance and Portfolio Overview ...............   29
   Portfolio of Investments .........................   32
 Seligman International Growth Fund:
   Investment Report ................................   34
   Performance and Portfolio Overview ...............   36
   Portfolio of Investments .........................   39
 Statements of Assets and Liabilities ...............   41
 Statements of Operations ...........................   42
 Statements of Changes in Net Assets ................   43
 Notes to Financial Statements ......................   45
 Financial Highlights ...............................   52
 Report of Independent Auditors .....................   60
 Board of Directors .................................   61
 Executive Officers AND For More Information ........   62
 Glossary of Financial Terms ........................   63
 Benchmarks .........................................   64

TO THE SHAREHOLDERS

   The six months ended April 30, 2002, continued to be a volatile time for world equity markets, but there were encouraging signs that a global economic recovery was under way, led by the United States. Emerging markets and small-capitalization stocks benefited most in this improving environment, while large-cap growth and technology stocks continued to have difficulties. The performance of the Funds in Seligman Global Fund Series reflects this mixed investment environment.

   The US stock market recovered from its post- September 11 lows, and staged a rally in the fourth quarter of 2001. Technology stocks in particular experienced gains during this time, as investors began to be convinced the US was moving beyond its slowdown, and that businesses would increase their capital expenditures. During the first several months of 2002, however, stocks were unable to sustain any upward momentum, as investors worried about accounting problems and the fact that capital spending had yet to rebound definitively. Nevertheless, there were positive economic indicators. Gross domestic product
(GDP) expanded at a 5.6% annualized rate during the first quarter of 2002, the second straight quarter of economic growth. In addition, orders to US factories and business productivity were both up strongly.

   During the six-month period, most European economies were in the beginning stages of an economic rebound, although at a slower pace than the US economy. An increased demand for exports has helped fuel the recovery. Germany, which is Europe's largest economy, has been somewhat sluggish, and has prevented a more robust recovery. The European Central Bank has held interest rates steady, but it may raise rates if inflation in the euro zone increases.

   Emerging markets often perform well during periods in which the global economy is emerging from a slowdown, and this was the case during the period under review. Asian economies in particular benefited from an increase in demand for exports and from an increase in manufacturing outsourcing to the region. Latin America was hurt somewhat by Argentina's debt default and currency devaluation, but the region is growing, and Mexico in particular has exhibited exceptional economic stability.

   In recent months the US dollar has weakened against major currencies such as the euro and the yen. This is positive for US manufacturers, as it makes US goods more competitive abroad. If this trend continues, however, it would likely make imported goods more expensive in the US and could thus act as an inflationary pressure. A weak dollar could also cause foreign investors, who helped to sustain the bull market of the late 1990s, to seek investment opportunities outside the US.

   While there are clearly signs that global economies are improving, we expect the remainder of 2002 to be challenging. We expect continued economic growth around the world, but we believe that the rebound in corporate profits will be subdued. However, once investors begin to feel confident that the global economic recovery is sustainable, stocks should begin to deliver more positive returns. Throughout the world, interest rates are low by historical measures and global tax rates are being reduced -- both of which should further aid worldwide economic expansion. Risks to this outlook remain, however, including the political turmoil in the Middle East and the ongoing threat of terrorism.

   Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman


                                            /s/ BRIAN T. ZINO
                                            -----------------
                                            Brian T. Zino
                                            President

June 15, 2002

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

Global economic conditions generally improved during the six months ended April 30, 2002. After the shock of September 11, the US economy began to expand, helped by low interest rates and continued strong consumer spending, and this recovery was echoed in economies around the world.

UNITED STATES

The US stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned 2.31% for the six-month period. During this time, the US economy rebounded from its recession, with gross domestic product (GDP) expanding at an annualized rate of 1.7% in the fourth quarter of 2001 and at a 5.6% annualized rate in the first quarter of 2002. Industrial production ended its long slide, and consumer spending continued to hold up well. Pockets of weakness remained, though, as unemployment rose to 6.0% in April. Satisfied that the economy was strengthening, the US Federal Reserve Board switched to a neutral monetary stance, holding the federal funds rate steady at 1.75%. US stocks rallied at the end of 2001, with technology stocks, in particular, posting strong gains. Despite increasingly positive macroeconomic data, stock market performance for the remainder of the period under review was flat because of continued weakness in corporate profits, as well as accounting worries. An improvement in companies' profitability will likely be key to any sustained upward momentum in equities. The US dollar has weakened against major currencies thus far in 2002, and it could weaken further.

UNITED KINGDOM

The UK's economy slowed in 2001, but it appears to be bottoming out, and the overall outlook is positive. The UK stock market, as measured by the FTSE World United Kingdom Index, rose 4.93% during the six-month period. While the Bank of England has pursued a policy of monetary easing, it has not been as aggressive in this regard as the Fed. If the British economy rebounds strongly in the second half of 2002, the Bank of England may raise interest rates. Prime Minister Tony Blair is considering whether to plan a referendum on a UK entry into the single-currency euro zone.

CONTINENTAL EUROPE

Euro notes and coins were introduced in January 2002, and the transition to a single currency was smooth, although it did cause a slight uptick in inflation. The euro has strengthened significantly against the US dollar during the first four months of 2002, and the economies of Europe are showing signs of an economic rebound after last year's downturn. Germany, however, has lagged the other euro-zone countries, and it remains somewhat sluggish. There is a positive trend in Europe toward tax-rate reductions, which should encourage growth.

JAPAN

The Japanese stock market was flat during the period under review. The economy remains fragile, but there have recently been signs of a cyclical bottoming, including an improved outlook on the part of Japanese consumers, considered crucial to a recovery. Exports have increased due to a weaker yen, and many companies have implemented cost-cutting measures. The government has yet to enact serious reform. The banking system in particular requires attention. Prime Minister Junichiro Koizumi's popularity has dropped, but we believe the general trend is in the direction of reform.

PACIFIC REGION

Pacific Region economies and stock markets fared well over the past six months, getting a boost from a recovering US economy. Domestic demand has been strong and growth rates are high. Investors have been impressed by improved management and transparency in Asian companies, which have improved since the crisis of 1997.

EMERGING MARKETS

Emerging markets generally performed well in the months after September 11. However, in December, Argentina defaulted on its debt and devalued the peso. While not unexpected, Argentina's collapse soured investors somewhat on the rest of Latin America. Mexico held up relatively well, Russia benefited from an improving political environment and strong oil prices, and the trend in Eastern Europe is toward market-friendly governments. Among Asian markets, South Korea and Taiwan were especially strong performers. We believe emerging markets continue to offer both attractive valuations and high growth rates.

INVESTMENT REPORT
Seligman Emerging Markets Fund

Performance Review

For the six months ended April 30, 2002, Seligman Emerging Markets Fund had an impressive total return of 38.69%, based on the net asset value of Class A shares. This return was significantly higher than that of its benchmark indices. During the same time period, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index returned 33.67%, and the Lipper Emerging Markets Funds Average returned 32.39%.

Emerging markets performed well during the six-month period, recovering from the shock of September 11 and reflecting optimism on expectations of improving global growth. The Fund's largest weighting was in the financial sector. The Fund also had significant weightings in technology, energy, consumer stocks, and health care during the period, and these sectors all performed well. Our underweighting in telecommunication services contributed positively to investment results, as this sector was a poor performer.

PACIFIC REGION

Making up over one-half of the Fund's portfolio, the Pacific Region performed especially well during the period under review. South Korea and Taiwan were especially strong due to strengthening domestic economies, improving exports to G7 countries, and low stock valuations. In general, countries in this region tend to be exporters, and they have benefited from the trend of American and European companies seeking to cut costs by outsourcing their manufacturing to Asia. Other positive fundamentals in the Pacific include a growing consumerism, improving economic growth rates (currently in the high single digits), and generally market-friendly governments. The political environment has improved most notably in Southeast Asia.

LATIN AMERICA

The Fund is underweighted in Latin America as a whole, due to the region's heavy reliance on exports to the US and recent political uncertainty. More than other regions, Latin America's fortunes are tied to the state of the US economy, which we believe will recover slowly. Growth expectations in 2002 for the region are modest. During the six-month period, stock performance in Latin America was not as strong as in Asia, largely because of Argentina's December 2001 debt default and currency devaluation. Political turmoil in Argentina, Venezuela, and Brazil also prevented better performance.

Relative to the rest of the region, Mexico held up best economically and enjoyed good stock market results. Mexico's economy is Latin America's second largest, and it is also the region's strongest. Despite the current political gridlock, investors continue to have a favorable opinion of pro-business President Vicente Fox. The Fund maintains an overweighting in Mexico.

Despite strong fundamentals, Brazil's economy (Latin America's largest) experienced a slowdown in 2001, and it is expected to grow in the low single digits in 2002. In this October's presidential election, government-supported Jose Serra will face leftist union leader Luiz Inacio da Silva. Investors will be watching the results closely. Retiring two-term President Fernando Henrique Cardoso was a proponent of market reforms who attracted considerable foreign investment, and a da Silva victory could negatively affect investors' perceptions of Brazil.

  FUND OBJECTIVE

  Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

  SELIGMAN GLOBAL INVESTMENT GROUP

  Daniel J. Barker (Portfolio Manager), David Cooley, Eli Davidoff (trader), Priscilla Lima, Edward Mehalick, Peter Paone, Peter Sheren, Man Ni Wai (trader).

INVESTMENT REPORT
Seligman Emerging Markets Fund

EMERGING EUROPE

Emerging Europe, particularly Russia, performed well during the six-month period, and our outlook for the region is largely positive. Elections in Poland and Hungary produced market-friendly governments, and both continue on the road to eventual membership in the European Union.

Russia's economy is enjoying strong fundamentals and economic growth, and this is reflected in its stock market performance. The government continues to make progress on economic and pro-business reforms, including balancing the budget. Russian businesses have improved their competitiveness and corporate governance. Russia is a leading oil exporter, and it has been helped by higher oil prices.

OTHER MARKETS

The violence in the Middle East has damaged Israel's economy, particularly the tourism industry, and has caused a great deal of uncertainty. Additionally, the Israeli technology sector continues to be negatively impacted by the global economic slowdown. Despite the current turmoil, there are still attractively valued, globally competitive companies to be found. The Fund's investments in Israel focus on the communications equipment sector.

South Africa was hit by a sharp currency devaluation in December 2001. Nonetheless, the Fund has found attractive investment opportunities here (particularly mining companies), and maintains an overweighting in South Africa.

OUTLOOK

Our outlook for emerging markets is generally positive, as valuations remain highly attractive. We believe that a global economic recovery is already under way, and we expect a continuing improvement in economic conditions. The Fund's investment portfolio reflects this view. The Fund has a large weighting in the export-oriented countries of the Pacific Region. We are encouraged by strong economic fundamentals, improving politics, and growing consumerism in Asia. The Fund is underweighted in Latin America because of its relatively weak growth outlook, political uncertainty, and heavy reliance on the US. The Fund is hedging current geopolitical risks by overweighting oil and gold and by buying Asian domestic companies (for example, utilities and consumer-related), which should grow strongly regardless of global events.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund



COUNTRY ALLOCATION
APRIL 30, 2002

                                                       MSCI
                                                        EMF
                                            FUND       INDEX
                                            ----       -----
EUROPE, MIDDLE EAST,
  AND AFRICA ............................. 24.61%      18.01%
   Czech Republic ........................    --        0.62
   Egypt .................................     --        0.31
   Estonia ...............................  2.06          --
   Hungary ...............................  1.62        0.67
   Israel ................................  6.68        2.46
   Jordan ................................    --        0.24
   Morocco ...............................    --        0.34
   Poland ................................  1.66        1.30
   Russia ................................  3.01        4.67
   South Africa ..........................  8.91        5.72
   Turkey ................................  0.67        1.68
LATIN AMERICA ............................ 20.18       22.49
   Argentina .............................    --        0.78
   Brazil ................................  7.90        9.81
   Chile .................................    --        2.74
   Colombia ..............................    --        0.18
   Mexico ................................ 10.53        8.50
   Peru ..................................  1.22        0.24
   Venezuela .............................  0.53        0.24
PACIFIC .................................. 52.30       59.50
   China ................................. 11.18       12.65
   India .................................  6.01        5.82
   Indonesia .............................  0.27        1.49
   Malaysia ..............................  1.17        7.00
   Pakistan ..............................    --        0.26
   Philippines ...........................  0.64        1.08
   South Korea ........................... 20.57       12.93
   Taiwan ................................  9.93       15.16
   Thailand ..............................  2.53        3.11
OTHER ASSETS LESS LIABILITIES ............  2.91          --
                                           ------     ------
TOTAL .................................... 100.00%    100.00%
                                           ======     ======

LARGEST INDUSTRIES
APRIL 30, 2002

[Data below represents bar chart in the printed piece]

                 COMPUTERS
                    AND                           CONSUMER       HEALTH
 FINANCIALS     PERIPHERALS        ENERGY          STAPLES        CARE
 ----------     -----------        ------         --------       -------
 $9,496,973      $4,360,434      $4,268,913      $4,189,235     $3,742,835


REGIONAL ALLOCATION
APRIL 30, 2002


[Data below represents a pie chart in the printed piece]

Europe, Middle East and Africa          24.61%
Other Assets Less Liabilities            2.91%
Pacific                                 52.30%
Latin America                           20.18%


--------------------------------------------------------

LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2002

SECURITY                                      VALUE
--------                                   ----------

Samsung Electronics (South Korea) .......  $1,481,769
Kookmin Bank (South Korea) ..............   1,370,830
YUKOS (ADRs)(Russia) ....................   1,321,745
Impala Platinum Holdings "Implats"
   (South Africa) .......................   1,302,098
Euro-Asia Agricultural Holdings
   (China) ..............................   1,291,183
Wah Sang Gas Holdings (China) ...........   1,279,002
Network Healthcare Holdings
   (South Africa) .......................   1,270,110
Humax (South Korea) .....................   1,258,534
Denway Motors (China) ...................   1,192,453
Chaoda Modern Agriculture
   Holdings (China) .....................   1,159,116

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2002

                                                                                            AVERAGE ANNUAL
                                                                          --------------------------------------------------
                                               CLASS I                                              CLASS A, B, D   CLASS C
                                                SINCE                                                   SINCE        SINCE
                                              INCEPTION        SIX          ONE          FIVE        INCEPTION     INCEPTION
                                              11/30/01*      MONTHS*        YEAR         YEARS        5/28/96       5/27/99
                                              ---------      -------      --------      --------      -------       -------
CLASS A**
With Sales Charge                                 n/a         32.25%        11.76%        (7.44)%       (4.53)%      n/a
Without Sales Charge                              n/a         38.69         17.28         (6.53)        (3.73)       n/a

CLASS B**
With CDSC+++                                      n/a         32.97         11.20         (7.60)        (4.62)       n/a
Without CDSC                                      n/a         37.97         16.20         (7.23)        (4.46)       n/a

CLASS C**
With Sales Charge and CDSC+                       n/a         35.60         13.99           n/a           n/a       (4.31)%
Without Sales Charge and CDSC                     n/a         37.97         16.20           n/a           n/a       (3.99)

CLASS D**
With 1% CDSC                                      n/a         36.97         15.20           n/a           n/a         n/a
Without CDSC                                      n/a         37.97         16.20         (7.23)        (4.46)        n/a

CLASS I**                                       26.61%          n/a           n/a           n/a           n/a         n/a

LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                              20.31         32.39         11.36         (3.19)        (1.04)++     2.81

MSCI EMF INDEX***                               21.03         33.67         10.32         (5.14)        (3.59)      (0.06)

NET ASSET VALUE                                                                  CAPITAL GAIN (LOSS) INFORMATION
                APRIL 30, 2002     OCTOBER 31, 2001    APRIL 30, 2001            FOR THE SIX MONTHS ENDED APRIL 30, 2002
                --------------     ----------------    --------------
CLASS A             $5.70               $4.11               $4.86                REALIZED           $(0.106)
CLASS B              5.45                3.95                4.69                UNREALIZED           0.806(o)
CLASS C              5.45                3.95                4.69
CLASS D              5.45                3.95                4.69
CLASS I              5.71                 n/a                 n/a

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. Current performance may be lower than the performance quoted above.

---------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

 *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
     International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effects of sales charges and taxes and the MSCI EMF Index excludes the effects of taxes, fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

 +++ The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

   + The CDSC is 1% for periods of 18 months or less.

  ++ From May 30, 1996.

 (o) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2002.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Emerging Markets Fund, with and without the initial 4.75% maximum sales charge for Class A shares, without the contingent deferred sales charge ("CDSC") for Class B shares and Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through April 30, 2002, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average (Lipper EMF Average) and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include the reinvestment of all distributions.


[Data below represents a line chart in the printed piece]

                    Class A         Class A        Class B        Class D
                  With Sales     Without Sales     Without        Without       MSCI EMF        Lipper EMF
                    Charge          Charge          CDSC           CDSC           Index           Average
                  ----------     -------------    --------        -------       ---------       -----------
5/28/96             9520            10000           10000          10000          10000            10000
                    9013            9468            9454           9454           9384             9509
10/31/96            9040            9496            9468           9468           9447             9604
                    10173           10686           10630          10644          10307            10829
4/30/97             10653           11190           11106          11106          10484            11057
                    12453           13081           12969          12969          11532            12572
10/31/97            9787            10280           10182          10182          8646             10035
                    9173            9636            9524           9524           7862             9106
4/30/98             10600           11135           10980          10966          8961             10394
                    9000            9455            9300           9300           7141             8484
10/31/98            6907            7255            7129           7129           5967             6792
                    7080            7437            7283           7297           6266             6969
4/30/99             8787            9230            9020           9034           8047             8722
                    9120            9580            9356           9370           8666             9465
10/31/99            8920            9370            9132           9132           8629             9351
                    12133           12171           11835          11835          10662            12219
4/30/00             10480           11008           10686          10686          9826             11429
                    9280            9748            9454           9454           9250             10789
10/31/00            7427            7801            7563           7563           7869             9174
                    7747            8137            7871           7871           8367             9587
4/30/01             6480            6807            6569           6569           7298             8461
                    6080            6387            6148           6148           6776             7974
10/31/01            5480            5756            5532           5532           6022             7110
                    6720            7059            6765           6765           7423             8634
4/30/02             7600            7983            7633           7633           8051             9409

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds' net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

   As shown on page 6, the performances of Class C and Class I shares, which commenced on later dates, will be greater than or less than the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                                    TEN LARGEST SALES
---------------------                                    -----------------
Companhia de Concessoes Rodoviarias "CCR" (Brazil)*      Daeduck Electronics (South Korea)**
Ambit Microsystems (Taiwan)*                             Macronix International (ADRs) (Taiwan)**
Samsung Fine Chemicals (South Korea)*                    Korea Tobacco and Ginseng (GDRs) (South Korea)**
Samsung Electro-Mechanics (South Korea)*                 Xinao Gas Holdings (China)**
Samsung Electronics (South Korea)                        Hon Hai Precision Industry (Taiwan)**
TV Azteca (ADSs) (Mexico)*                               Surgutneftegaz (ADRs) (Russia)**
Benq (Taiwan)*                                           OTP Bank (GDRs) (Hungary)
Kangwon Land (South Korea)                               WYSE Technology Taiwan (Taiwan)**
LITE-ON IT (Taiwan)*                                     Uniao de Bancos Brasileiros "Unibanco" (GDRs) (Brazil)
United Microelectronics (Taiwan)                         ECTel (ADRs) (Israel)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

--------------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Emerging Markets Fund


                                     SHARES          VALUE
                                   ----------     ------------
COMMON STOCKS  97.09%
BRAZIL  7.90%
Companhia de Concessoes
   Rodoviarias "CCR"*
   (Transportation)                   160,000     $  1,151,810
Empresa Brasileira de Aeronautica
   "Embraer" (ADRs)
   (Capital Goods)                     40,000          921,200
Petroleo Brasileiro "Petrobras"
   (ADRs) (Energy)                     40,000          936,000
Tele Centro Oeste Celular
   Participacoes (ADRs)
   (Telecommunication Services)       120,000          708,000
Uniao de Bancos Brasileiros
   "Unibanco" (GDRs) (Financials)      25,000          612,500
                                                  ------------
                                                     4,329,510
                                                  ------------
CHINA  11.18%
Chaoda Modern Agriculture
   Holdings (Consumer Staples)      3,200,000        1,159,116
CNOOC (Energy)                        800,000        1,061,668
Denway Motors (Automobiles
   and Components)                  4,000,000        1,192,453
Euro-Asia Agricultural Holdings
   (Consumer Staples)               3,800,000        1,291,183
Natural Beauty Bio-Technology
    (Consumer Staples)              1,000,000          138,478
Wah Sang Gas Holdings*
   (Utilities)                      9,500,000        1,279,002
                                                  ------------
                                                     6,121,900
                                                  ------------
ESTONIA  2.06%
Hansabank (Financials)                 90,000        1,128,894
                                                  ------------
HUNGARY  1.62%
OTP Bank (GDRs) (Financials)           50,000          887,500
                                                  ------------
INDIA  6.01%
Dr. Reddy's Laboratories
   (ADRs) (Health Care)                40,000          874,800
HDFC Bank (ADRs) (Financials)          12,000          181,200
Hero Honda Motors
   (Automobiles and
   Components)                        110,000          798,753
Ranbaxy Laboratories
   (Health Care)                       50,000          868,690
Satyam Computer Services
   (ADRs) (Software and
   Services)                           47,500          567,625
                                                  ------------
                                                     3,291,068
                                                  ------------
INDONESIA  0.27%
PT Lippo Bank* (Financials)        20,000,000          150,054
                                                  ------------
ISRAEL  6.68%
AudioCodes* (Communications
   Equipment)                         110,000          366,850
Batm Advanced*
   (Capital Goods)                    500,000          171,151
Ceragon Networks*
   (Communications Equipment)         230,000          607,200
M-Systems Flash Disk Pioneers*
   (Computers and Peripherals)         85,000          738,225
RADVision* (Communications
   Equipment)                         180,000        1,044,900
Teva Pharmaceutical Industries
   (ADRs) (Health Care)                13,000          729,235
                                                  ------------
                                                     3,657,561
                                                  ------------
MALAYSIA  1.17%
IOI (Consumer Staples)                180,000          303,158
Malakoff (Utilities)                  250,000          255,263
UMW Holdings (Warrants)*
   (Commercial Services and
   Supplies)                          100,000           81,579
                                                  ------------
                                                       640,000
                                                  ------------

MEXICO  10.53%
America Movil (Class L ADRs)
   (Telecommunication
   Equipment)                          50,000          932,500
Coca-Cola Femsa (Class L ADRs)
   (Consumer Staples)                  35,000          972,300
Grupo Elektra (GDRs) (Retailing)       30,000          292,200
Grupo Financiero Banorte
   (Class O)* (Financials)            400,000        1,069,142
Tubos de Acero de Mexico
   "TAMSA" (ADRs) (Energy)             90,000          949,500
TV Azteca (ADSs) (Media)              110,000          885,500
Wal-Mart de Mexico
   (Class V ADRs) (Retailing)          20,000          668,780
                                                  ------------
                                                     5,769,922
                                                  ------------
PERU  1.22%
Compania de Minas
   Buenaventura (Class B ADRs)
   (Metals and Mining)                 25,000          666,500
                                                  ------------
PHILIPPINES  0.64%
Philippine Long Distance
   Telephone (ADRs)
   (Telecommunication Services)        40,000          351,600
                                                  ------------
POLAND  1.66%
Bank Pekao (Financials)                33,000          908,522
                                                  ------------
RUSSIA  3.01%
Sun Interbrew (GDRs)*
   (Consumer Staples)                  50,000          325,000
YUKOS (ADRs) (Energy)                   9,000        1,321,745
                                                  ------------
                                                     1,646,745
                                                  ------------
---------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Emerging Markets Fund


                                     SHARES          VALUE
                                   ----------     ------------
SOUTH AFRICA  8.91%
African Bank Investments
   (Financials)                       600,000     $    423,370
Harmony Gold Mining
   (Metals and Mining)                 30,000          386,113
Harmony Gold Mining (ADRs)             30,000          392,400
Impala Platinum Holdings
   "Implats" (Metals and Mining)       20,000        1,302,098
Network Healthcare Holdings*
   (Health Care)                    4,500,000        1,270,110
Sappi (Paper and Forest
   Products)                           90,000        1,107,536
                                                  ------------
                                                     4,881,627
                                                  ------------
SOUTH KOREA  20.57%
Cheil Industries (Consumer
   Durables and Apparel)               25,000          296,742
Humax (Consumer Durables
   and Apparel)                        35,000        1,258,534
Hyundai Marine & Fire Insurance
   (Financials)                        14,000          472,459
Kangwon Land (Hotels,
   Restaurants and Leisure)             9,000        1,050,815
Kookmin Bank (Financials)              30,000        1,370,830
LG Electronics* (Capital Goods)        13,270          525,035
LG Electronics Investment
   (Consumer Durables and
   Apparel)                             1,100           48,557
LG Telecom* (Communications
   Equipment)                         110,000          654,538
Maotech (Capital Goods)                50,000          667,184
Samsung Electro-Mechanics
   (Electronic Equipment and
   Products)                           15,000          886,734
Samsung Electronics
   (Semiconductor Equipment
   and Products)                        5,000        1,481,769
Samsung Fine Chemicals
   (Chemicals)                         60,000          856,478
Samsung Marine & Fire Insurance
   (Financials)                         8,000          543,057
Shinsegae (Retailing)                   5,000          832,040
You Eal Electronics (Electronic
   Equipment and Products)             17,000          325,756
                                                  ------------
                                                    11,270,528
                                                  ------------
TAIWAN  9.93%
Ambit Microsystems
   (Computers and Peripherals)        250,000        1,132,103
Asustek Computer (Computers
   and Peripherals)                    70,000          253,389
Benq (Computers and
   Peripherals)                       350,000          802,567
CMC Magnetics (Computers
   and Peripherals)                   460,000          374,156
LITE-ON IT* (Computers and
   Peripherals)                       150,000        1,059,994

                                     SHARES          VALUE
                                   ----------     ------------
TAIWAN (CONTINUED)
United Microelectronics*
   (Semiconductor Equipment
   and Products)                      700,000     $  1,070,089
Yageo* (Electronic Equipment
   and Products)                      900,000          747,620
                                                  ------------
                                                     5,439,918
                                                  ------------
THAILAND  2.53%
AEON Thana Sinsap
   (Financials)                        60,000          251,098
Golden Land Property
   Development* (Financials)        2,500,000          780,347
TelecomAsia (Rights)*
   (Telecommunication Services)       170,524               --
Thai Farmers Bank* (Financials)       500,000          352,601
                                                  ------------
                                                     1,384,046
                                                  ------------
TURKEY  0.67%
Aksigorta (Financials)             50,000,000          365,399
                                                  ------------
VENEZUELA  0.53%
Compania Anonima Nacional
   Telefonos de Venezuela
   "CANTV" (Class D ADRs)
   (Telecommunication Services)        20,000          292,800
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $44,483,364)                               53,184,094
PREFERRED STOCKS  0.00%
BRAZIL
Celular CRT Participacoes (Class A)
   (Telecommunication Services)
   (Cost $841,563)                        527               93
                                                  ------------
TOTAL INVESTMENTS  97.09%
   (Cost $45,324,927)                               53,184,187
OTHER ASSETS
  LESS LIABILITIES  2.91%                            1,595,209
                                                  ------------
NET ASSETS  100.00%                                $54,779,396
                                                  ============


-------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Seligman Global Growth Fund posted a disappointing total return of -5.18%, based on the net asset value of Class A shares. This compares to the 5.53% total return of the Fund's peers, as measured by the Lipper Global Funds Average, and the 3.47% total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The Fund's performance suffered as it favored cyclical growth companies in a period of heightened concern about the sustainability of growth. Accounting worries also weighed heavily on the stock market and detracted from performance, as did the Fund's underweighting in consumer staples and its overweighting in technology stocks.

PORTFOLIO STRATEGY

Seligman Global Growth Fund maintains a portfolio of large-capitalization growth stocks. The Fund seeks the best positioned companies offering the best prospects with a time horizon that is 18 to 24 months out. We do not limit our choices geographically, allowing us to build, in our view, an exceptionally strong portfolio of leading companies from around the world.

Slightly over one-half of the Fund's portfolio is invested in US companies, including all of the Fund's top-ten holdings. This percentage has increased over the past six months, as the US is forecast to lead the world out of recession. The Fund dedicated just under one-quarter of the portfolio to Continental Europe, unchanged from six months ago. The Fund's largest European concentrations are in Germany, France, and Switzerland. The Fund's exposure to the UK was decreased because its economy has cooled off. We were also disappointed by recent proposed tax increases. The Fund increased its weighting in the Pacific, where we are greatly encouraged by current account surpluses, strong currencies, and globally competitive companies. The Fund's largest industry weightings at April 30, 2002, were pharmaceuticals and biotechnology, financials, and semiconductor equipment and products.

MAJOR THEMES

The Fund has made concentrated allocations to cyclical consumer industries. In the automotive industry, we selected leading Japanese and European companies with exceptional margins and strong current trends. A sizable allocation was also made to the hotel sector in the US to take advantage of highly attractive stock valuations in the wake of September 11.


  SELIGMAN GROWTH TEAM

  Craig Chodash, Melissa Kasper, Sandra Leu, David Levy (trader), Marion Schultheis (Co-Portfolio Manager).

  FUND OBJECTIVE

  Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

  SELIGMAN GLOBAL INVESTMENT GROUP

  Daniel J. Barker, David Cooley (Co-Portfolio Manager), Eli Davidoff (trader), Priscilla Lima, Edward Mehalick, Peter Paone, Peter Sheren, Man Ni Wai (trader).

INVESTMENT REPORT
Seligman Global Growth Fund

The Fund also put a major portion of its assets into the US information technology sector. The semiconductor industry made up over one-third of the portfolio's IT exposure. The telecommunication equipment industry is another significant portion of the Fund's IT sector allocation. Although current demand is well below historic trend, and the visibility of future orders is low, we remain convinced that the prices of these stocks do not reflect their strong operating leverage and normal earnings power. We believe waiting for tangible signs of recovery will lead many investors to ultimately flock to these stocks at prices well above current levels.

The final theme we believe the market has mispriced is the recovery in basic materials. We think specialty chemical companies will benefit from a strengthening global demand for their products, and they should see improved pricing power after years of limited capital investment.

In sum, the Fund is positioning itself to be more cyclical in its investments, given that the US and global economies are in the process of emerging from a downturn. We think the US is leading the recovery, and have positioned the Fund accordingly.

Outlook

We believe that a cyclical economic recovery is under way, led by the US and followed at a lag by Europe and the rest of the world. Stock prices and other economic indicators bottomed out after the tragic events of September 11, and, while the equity markets are still quite volatile, we are not distracted by an occasional setback in the stock market or a negative economic statistic. In our view, things are getting better. We think that economic expansion in the range of 2-3% is reasonable. The Fund has sought exposure to those companies that will benefit most from an economic upswing.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2002

                                                                                AVERAGE ANNUAL
                                                               ------------------------------------------------------
                                       CLASS I                                      CLASS A, D    CLASS B    CLASS C
                                        SINCE                                         SINCE       SINCE      SINCE
                                      INCEPTION     SIX          ONE       FIVE     INCEPTION   INCEPTION  INCEPTION
                                      11/30/01*    MONTHS*       YEAR     YEARS      11/1/95     4/22/96    5/27/99
                                      ---------   --------     -------   --------    -------     -------   ----------
CLASS A**
With Sales Charge                         n/a      (9.73)%     (26.37)%     0.95%      3.47%       n/a        n/a
Without Sales Charge                      n/a      (5.18)      (22.68)      1.92       4.26        n/a        n/a

CLASS B**
With CDSC+                                n/a     (10.21)      (27.02)      0.89        n/a        n/a        n/a
Without CDSC                              n/a      (5.49)      (23.20)      1.17        n/a       1.75%       n/a

CLASS C**
With Sales Charge and CDSC++              n/a      (7.41)      (24.67)       n/a        n/a        n/a      (8.61)%
Without Sales Charge and CDSC             n/a      (5.48)      (23.17)       n/a        n/a        n/a      (8.30)

CLASS D**
With 1% CDSC                              n/a      (6.42)      (23.93)       n/a        n/a        n/a        n/a
Without CDSC                              n/a      (5.48)      (23.17)      1.21       3.52        n/a        n/a

CLASS I**                              (11.65)%      n/a          n/a        n/a        n/a        n/a        n/a

LIPPER GLOBAL FUNDS AVERAGE***          (0.52)      5.53       (12.07)      5.22       7.61(o)    5.73+++   (1.48)

MSCI WORLD INDEX***                     (2.32)      3.47       (13.53)      4.34       6.28       5.50      (5.04)
NET ASSET VALUE                                                          CAPITAL LOSS INFORMATION
                APRIL 30, 2002   OCTOBER 31, 2001      APRIL 30, 2001    FOR THE SIX MONTHS ENDED APRIL 30, 2002
                --------------   ----------------      --------------
CLASS A             $6.59              $6.95                $8.57        REALIZED           $(0.305)
CLASS B              6.20               6.56                 8.12        UNREALIZED          (0.491)(oo)
CLASS C              6.21               6.57                 8.13
CLASS D              6.21               6.57                 8.13
CLASS I              6.60                n/a                  n/a

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. Current performance may be lower than the performance quoted above.

------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and taxes and the MSCI World Index excludes the effect of taxes, fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

   + The CDSC is 5% for periods of one year or less and 2% for the five-year period.

  ++ The CDSC is 1% for periods of 18 months or less.

 +++ From April 25, 1996.

 (o) From October 31, 1995.

(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of April 30, 2002.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

  This chart compares a $10,000 hypothetical investment made in Seligman Global Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through April 30, 2002, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include the reinvestment of all distributions.

[Data below represents a line chart in the printed piece]

             Class A       Class A      Class D
           With Sales   Without Sales   Without    LIPPER GLOBAL        MSCI
             Charge        Charge        CDSC      FUNDS  AVERAGE    WORLD INDEX
           ----------   -------------   -------    --------------    -----------
11/1/95         9520          10000       10000         10000          10000
                10107         10616       10602         10352          10606
4/30/96         10880         11429       11387         10843          11306
                10627         11162       11106         10527          10940
10/31/96        10773         11317       11233         11148          11589
                11307         11877       11751         11730          12450
4/30/97         11347         11919       11793         12016          12474
                13253         13922       13740         14018          14512
10/31/97        12267         12885       12689         13072          13639
                12748         13391       13152         13847          13987
4/30/98         15028         15786       15475         15566          15969
                15069         15829       15503         15717          15778
10/31/98        13435         14112       13800         15123          14467
                15599         16386       15988         17179          16392
4/30/99         16312         17134       16692         18112          17343
                17052         17912       17412         18217          17831
10/31/99        17960         18865       18307         18953          18437
                20961         22019       21327         19865          21085
4/30/00         21098         22162       21440         20401          21711
                21753         22850       22067         19983          21422
10/31/00        20534         21569       20797         19216          20680
                18459         19390       18641         18703          20188
4/30/01         16142         16956       16296         17190          18363
                14842         15591       14953         16230          17237
10/31/01        13163         13827       13246         14365          15290
                13391         14066       13448         14852          15976
4/30/02         12482         13111       12521         14864          16132

  An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

  As shown on page 12, the performances of Class B, Class C and Class I shares, which commenced on later dates, will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                          TEN LARGEST SALES
---------------------                          -----------------
CIENA (US)*                                    Comcast (Class A) (US)**
Dow Chemical (US)*                             NIKE (Class B) (US)**
Hilton Hotels (US)*                            Foot Locker (US)**
Lilly (Eli) (US)*                              Applera-Applied Biosystems Group (US)**
Amgen (US)*                                    Philip Morris Companies (US)**
Robert Half International (US)*                Texas Instruments (US)
CNET Networks (US)*                            Citigroup (US)
AOL Time Warner (US)                           QUALCOMM (US)**
Bayerische Motoren Werke "BMW" (Germany)*      Elan (ADRs) (Ireland)**
Akzo Nobel (Netherlands)*                      Medtronic (US)

Largest portfolio changes from the previous period to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
 * Position added during the period.
** Position eliminated during the period.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

COUNTRY ALLOCATION
APRIL 30, 2002

                                                          MSCI
                                                          WORLD
                                             FUND         INDEX
                                             ----         -----
CONTINENTAL EUROPE ......................    20.82%       22.59%
  Austria ...............................     0.60         0.13
  Belgium ...............................       --         0.59
  Denmark ...............................       --         0.40
  Finland ...............................     0.58         0.67
  France ................................     3.78         4.67
  Germany ...............................     4.67         4.13
  Greece ................................       --         0.26
  Ireland ...............................     1.04         0.30
  Italy .................................     1.38         2.78
  Netherlands ...........................     2.44         2.29
  Norway ................................       --         0.32
  Portugal ..............................       --         0.18
  Spain .................................     2.68         1.49
  Sweden ................................       --         1.08
  Switzerland ...........................     3.65         3.30
JAPAN ...................................     6.25        11.39
LATIN AMERICA ...........................     1.26           --
  Brazil ................................     0.54           --
  Mexico ................................     0.72           --
PACIFIC .................................     6.26         3.77
  Australia .............................     2.70         2.05
  Hong Kong .............................     1.68         1.17
  New Zealand ...........................       --         0.07
  Singapore .............................       --         0.48
  South Korea ...........................     0.91           --
  Taiwan ................................     0.97           --
UNITED KINGDOM ..........................     5.79         9.37
UNITED STATES ...........................    53.91        50.34
OTHER ...................................     1.90         2.54
  Canada ................................     0.97         2.54
  Israel ................................     0.93           --
OTHER ASSETS LESS LIABILITIES ...........     3.81           --
                                            ------       ------
TOTAL ...................................   100.00%      100.00%
                                            ======       ======

LARGEST INDUSTRIES
APRIL 30, 2002

[Data below represents a bar chart in the printed piece]

PHARMACEUTICALS                   SEMICONDUCTOR      HOTELS
    AND                           EQUIPMENT AND    RESTAURANTS    COMMUNICATIONS
BIOTECHNOLOGY      FINANCIALS       PRODUCTS       AND LEISURE      EQUIPMENT
---------------    ----------     -------------    ------------   --------------
 $18,083,372      $14,060,795      $9,544,835       $6,180,808       $5,920,778


REGIONAL ALLOCATION
APRIL 30, 2002

[Data below represents a pie chart in the printed piece]

Latin America                      1.26%
Other                              1.90%
Other Assets Less Liabilities      3.81%
Continental Europe                20.82%
United States                     53.91%
Japan                              6.25%
United Kingdom                     5.79%
Pacific                            6.26%

LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2002

SECURITY                                      VALUE
--------                                   -----------
Hilton Hotels (US) .....................   $6,180,808
Intel (US) .............................    4,266,496
Dow Chemical (US) ......................    3,819,180
Cisco Systems (US) .....................    3,737,404
Medtronic (US) .........................    3,150,645
Amgen (US) .............................    3,136,377
MedImmune (US) .........................    3,053,217
AOL Time Warner (US) ...................    3,031,788
Lilly (Eli) (US) .......................    3,025,090
Pfizer (US) ............................    3,013,415

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Global Growth Fund

                                     SHARES          VALUE
                                   ----------     ------------
COMMON STOCKS  95.96%
AUSTRALIA  2.47%
Commonwealth Bank of
   Australia* (Financials)             63,600     $  1,122,769
News Corp. (ADRs) (Media)              20,100          530,238
Woolworths
   (Consumer Staples)                 146,200        1,031,596
                                                  ------------
                                                     2,684,603
                                                  ------------
AUSTRIA  0.60%
Mayr-Melnhof Karton
   (Containers and Packaging)           9,700          645,295
                                                  ------------
BRAZIL  0.54%
Petroleo Brasileiro "Petrobras"
   (ADRs) (Energy)                     23,900          587,940
                                                  ------------
CANADA  0.97%
Barrick Gold (Metals and Mining)       52,600        1,055,682
                                                  ------------
FINLAND  0.58%
UPM-Kymmene*
   (Paper and Forest Products)         18,000          628,874
                                                  ------------
FRANCE  3.78%
Aventis (Pharmaceuticals and
   Biotechnology)                      15,600        1,107,607
Caisse Nationale du Credit
   Agricole (Financials)               51,550        1,088,971
Carrefour (Consumer Staples)            9,800          427,543
Castorama Dubois
   Investissement* (Retailing)         14,200          790,199
TotalFinaElf* (Energy)                  4,550          689,123
                                                  ------------
                                                     4,103,443
                                                  ------------
GERMANY  4.67%
Allianz* (Financials)                   5,700        1,341,909
Bayerische Motoren Werke "BMW"
   (Automobiles and Components)        47,700        1,890,294
Deutsche Bank (Financials)              9,900          651,915
E.ON (Utilities)                       22,950        1,194,662
                                                  ------------
                                                     5,078,780
                                                  ------------
HONG KONG  1.68%
CNOOC (Energy)                        988,000        1,311,160
Hutchison Whampoa
   (Capital Goods)                     59,100          517,188
                                                  ------------
                                                     1,828,348
                                                  ------------
IRELAND  1.04%
Bank of Ireland (Financials)           97,334        1,130,613
                                                  ------------
ISRAEL  0.93%
Teva Pharmaceutical Industries
   (ADRs) (Pharmaceuticals and
   Biotechnology)                      18,000        1,009,710
                                                  ------------
ITALY  1.38%
ENI (Energy)                           97,650        1,499,188
                                                  ------------
JAPAN  6.25%
Canon (Office Electronics)             25,000          957,534
Honda Motor (Automobiles and
   Components)                         27,700        1,242,085
Nikon (Semiconductor
   Equipment and Products)             78,000        1,018,302
Sony (Electronic Equipment
   and Instruments)                    18,800        1,009,848
Takeda Chemical Industries
   (Pharmaceuticals and
   Biotechnology)                      13,900          608,135
Tokyo Electron (Semiconductor
   Equipment and Products)             12,800          920,727
Toyota Motor (Automobiles and
   Components)                         37,700        1,027,208
                                                  ------------
                                                     6,783,839
                                                  ------------
MEXICO  0.72%
Tubos de Acero de Mexico
   "TAMSA" (ADRs) (Energy)             73,900          779,645
                                                  ------------

NETHERLANDS  2.44%
Aegon* (Financials)                    22,060          506,530
Akzo Nobel* (Chemicals)                26,600        1,142,748
Koninklijke (Royal) KPN
   (Telecommunication Services)        13,698           62,042
Reed Elsevier* (Media)                 68,000          942,951
                                                  ------------
                                                     2,654,271
                                                  ------------
SPAIN  2.68%
Banco Bilbao Vizcaya Argentaria
   (Financials)                       104,550        1,218,198
Banco Popular Espanol
   (Financials)                        18,225          746,851
Sogecable* (Media)                     45,700          947,697
                                                  ------------
                                                     2,912,746
                                                  ------------
SOUTH KOREA  0.91%
Samsung Electro-Mechanics
   (Electronic Equipment and
   Instruments)                         8,700          514,306
Samsung Electronics
   (Semiconductor Equipment
   and Products)                        1,600          474,166
                                                  ------------
                                                       988,472
                                                  ------------
SWITZERLAND  3.65%
Credit Suisse Group (Financials)       19,200          683,748
Novartis (Pharmaceuticals and
   Biotechnology)                      23,200          972,121
Serono (Pharmaceuticals and
   Biotechnology)                       1,190          909,937
Swiss Re (Financials)                   9,600          967,903
Syngenta (Chemicals)                    7,000          431,659
                                                  ------------
                                                     3,965,368
                                                  ------------
TAIWAN  0.97%
United Microelectronics (ADSs)*
   (Semiconductor Equipment
   and Products)                      104,600        1,056,460
                                                  ------------

-----------------
See footnotes on page 16.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Global Growth Fund

                                     SHARES          VALUE
                                   ----------     ------------
UNITED KINGDOM  5.79%
Barclays* (Financials)                 77,600     $    679,324
BP (ADRs) (Energy)                     17,800          904,240
Centrica* (Utilities)                 118,200          363,709
CGNU (Financials)                      40,700          418,542
Diageo* (Consumer Staples)             80,088        1,062,738
GlaxoSmithKline*
   (Pharmaceuticals and
   Biotechnology)                      51,604        1,247,763
Royal Bank of Scotland Group*
   (Financials)                        56,059        1,606,982
                                                  ------------
                                                     6,283,298
                                                  ------------
UNITED STATES  53.91%
Amdocs* (Commercial Services
   and Supplies)                       18,000          391,140
Amgen* (Pharmaceuticals and
   Biotechnology)                      59,300        3,136,377
AOL Time Warner* (Media)              159,400        3,031,788
Boeing (Capital Goods)                 14,200          633,320
CIENA* (Communications
   Equipment)                         291,700        2,183,374
Cisco Systems*
   (Communications Equipment)         255,200        3,737,404
Citigroup (Financials)                 43,800        1,896,540
CNET Networks*
   (Software and Services)            395,300        1,622,707
Coca-Cola
   (Consumer Staples)                  53,600        2,975,336
Dow Chemical* (Chemicals)             120,100        3,819,180
Hilton Hotels (Hotels,
   Restaurants and Leisure)           377,800        6,180,808
Honeywell International
   (Capital Goods)                     78,400        2,875,712
Intel (Semiconductor
   Equipment and Products)            149,100        4,266,496
International Business Machines
   (Computers and Peripherals)         22,600        1,892,976
Lilly (Eli) (Pharmaceuticals and
   Biotechnology)                      45,800        3,025,090
MedImmune* (Pharmaceuticals
   and Biotechnology)                  91,400        3,053,217
Medtronic (Health Care
   Equipment and Services)             70,500        3,150,645
Microsoft* (Software and Services)     56,000        2,926,280
Pfizer (Pharmaceuticals and
   Biotechnology)                      82,900        3,013,415
Robert Half International*
   (Commercial Services and
   Supplies)                          111,800        2,935,868
Texas Instruments
   (Semiconductor Equipment
   and Products)                       58,800        1,818,684
                                                  ------------
                                                    58,566,357
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $112,612,136)                             104,242,932
PREFERRED STOCK  0.23%
AUSTRALIA  0.23%
News Corp. (Media)
   (Cost $232,547)                     45,300          249,772
                                                  ------------
TOTAL INVESTMENTS  96.19%
   (Cost $112,844,683)                             104,492,704
OTHER ASSETS
  LESS LIABILITIES  3.81%                            4,138,401
                                                  ------------
NET ASSETS  100.00%                               $108,631,105
                                                  ============
--------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund


PERFORMANCE REVIEW

For the six months ended April 30, 2002, Seligman Global Growth Fund posted a disappointing total return of -5.18%, based on the net asset value of Class A shares. This compares to the 5.53% total return of the Fund's peers, as measured by the Lipper Global Funds Average, and the 3.47% total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The Fund's performance suffered as it favored cyclical growth companies in a period of heightened concern about the sustainability of growth. Accounting worries also weighed heavily on the stock market and detracted from performance, as did the Fund's underweighting in consumer staples and its overweighting in technology stocks.

During the past six months, small-cap stocks outperformed large-cap stocks, both in the US and abroad; the beginning of an economic recovery is traditionally a period of outperformance for small-caps. After the September 11 terror attacks, the US economy slowed significantly, but soon began to rebound. Consumer spending, which had dropped off briefly immediately after the attacks, came back, helped by mortgage refinancings and improving economic reports. On the other hand, business spending has been slower to recover, and capital investment remains weak. Unsettled by the Enron accounting scandal, the stock market rewarded companies with straightforward accounting practices and strong growth. Investors had fewer accounting concerns regarding smaller companies. In general, the market bet on a global cyclical recovery, and cyclical stocks tended to benefit during the six-month period. In the currency markets, the US dollar slipped against other major currencies. We expect further slippage, especially against the euro.

PORTFOLIO STRATEGY

The Fund is being positioned for a cyclical recovery. The US component of the portfolio was increased, given the fact that the US economy appears to be leading the rest of the world in an economic rebound. A double-dip economic slowdown is still possible, however, and, for this reason, the Fund has retained some exposure to defensive issues. The Fund's largest industry weightings are in commercial services and supplies, health care equipment and services, and energy.

UNITED STATES

The Fund's US weighting increased during the six-month period, with the US now representing over one-half of assets. During the period under review, gaming stocks, education stocks, and energy stocks performed well and contributed positively to the Fund's investment results. The Fund increased its exposure to energy stocks during the period. Energy stocks were driven higher by political uncertainty in the Middle East and by a rise in natural gas prices. Also, increasing economic activity has led to an


FUND OBJECTIVE

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

SELIGMAN SMALL COMPANY GROWTH TEAM

Michael Alpert, Patricia Chou, Mary Dugan, Rick Ruvkun (Co-Portfolio Manager), and Stephan Yost.

The international portion of the portfolio is managed by Iain Clark of Henderson Investment Management Limited and a team of investment professionals based in London.

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

increased demand for energy. In anticipation of an improving US economy, the Fund has increased its weighting in consumer-oriented tocks. The Fund has also increased its exposure to certain technology stocks, expecting an uptick in capital spending by businesses. Technology investments have been concentrated in software and services.

The Fund maintained significant exposure to the health care sector, but this exposure was reduced somewhat during the six-month period. Health care is generally a defensive industry, and as the economy improves, we believe investors are likely to seek out opportunities for greater growth in more cyclical sectors.

Wireless communications stocks did not perform well during the period, given the fact that many consumers have deferred upgrading their handsets, preferring to wait for the introduction of new generation handsets. In addition, many of the wireless companies were highly leveraged, and they were hurt when subscriber growth slowed down. The Fund has lowered its weighting in wireless stocks.

UNITED KINGDOM

The UK's economy has remained relatively robust, and stocks here are not as attractively priced as in the rest of Europe. Some of the Fund's UK technology and IT services holdings were trimmed on concerns over valuation and growth prospects. We did, however, add to our existing holdings in the construction industry. The portfolio's overall UK weighting was slightly lower at the end of the six-month period, an underweighting versus the benchmark.

CONTINENTAL EUROPE

The Fund's holdings in Continental Europe were increased during the period under review, with cyclical issues generally favored over defensive stocks. The Fund is underweighted in the region. Investments were concentrated in France, Germany, and Spain.

PACIFIC REGION

The Fund maintained its weighting in Japan and slightly increased its weighting in non-Japanese Asian markets. In Japan, economic fundamentals remain problematic, but we think that Japanese companies would benefit if the market anticipates a global economic recovery. Japanese stocks performed well toward the end of the six-month period, as investors anticipated possible government initiatives to support the stock market and to fight deflation. Investors in Japan seemed increasingly confident that the domestic economy would benefit from an export-led recovery. The rest of the Pacific region performed well, notably South Korea, Hong Kong, and Australia.

OUTLOOK

Going forward, we believe that the US and global economies will continue to improve. What is uncertain is the pace of the economic recovery. Given the sometimes mixed economic signals, we believe the improvement will be slower than initially anticipated, but steady nonetheless. We are generally positioning the Fund for a cyclical recovery. Historically, small-cap stocks have outperformed their large-cap counterparts when the economy is emerging from a recession, and we believe this will continue to hold true. Valuations for small-cap stocks remain attractive relative to large-cap stocks, and small company growth forecasts for the next two years exceed those of larger companies. One risk to this outlook is if the market becomes more concerned about rising interest rates; if this happens, this could lead to a pause in cyclical performance, as investors reward companies whose growth is consistent, and small-cap companies could suffer. Still, we believe the longer-term outlook of recovering global economies remains a positive one, both for small-cap companies and for the Fund.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund


COUNTRY ALLOCATION
APRIL 30, 2002

                                                  SALOMON
                                               SMITH BARNEY
                                                 EM INDEX
                                       FUND        WORLD
                                      ------   ------------
CONTINENTAL EUROPE ................   18.67%      22.59%
   Austria ........................    0.96        0.07
   Belgium ........................    0.88        0.40
   Czech Republic .................      --        0.01
   Denmark ........................    0.52        0.36
   Finland ........................    0.69        1.08
   France .........................    3.67        4.84
   Germany ........................    3.15        5.05
   Greece .........................      --        0.22
   Hungary ........................      --        0.03
   Ireland ........................    0.84        0.33
   Italy ..........................    1.56        2.14
   Netherlands ....................    1.60        1.80
   Norway .........................      --        0.18
   Poland .........................      --        0.04
   Portugal .......................      --        0.33
   Russia .........................      --        0.11
   Spain ..........................    3.10        1.68
   Sweden .........................    0.00        1.02
   Switzerland ....................    1.70        2.90
JAPAN .............................    7.40        9.62
LATIN AMERICA .....................      --        1.51
   Argentina ......................      --        0.12
   Brazil .........................      --        0.53
   Chile ..........................      --        0.12
   Colombia .......................      --        0.01
   Mexico .........................      --        0.69
   Peru ...........................      --        0.03
   Venezuela ......................      --        0.01
PACIFIC ...........................    4.06        5.09
   Australia ......................    1.20        1.45
   China ..........................      --        0.11
   Hong Kong ......................    1.56        1.35
   Indonesia ......................      --        0.07
   New Zealand ....................      --        0.03
   Philippines ....................      --        0.03
   Singapore ......................    0.32        0.34
   South Korea ....................    0.98        0.69
   Taiwan .........................      --        0.92
   Thailand .......................      --        0.10
UNITED KINGDOM ....................    7.36        7.96
UNITED STATES .....................   54.36       49.74
OTHER .............................    0.48        3.49
   Canada .........................    0.48        2.24
   India ..........................      --        0.24
   Israel .........................      --        0.16
   Jordan .........................      --        0.01
   Malaysia .......................      --        0.24
   Morocco ........................      --        0.02
   Pakistan .......................      --        0.01
   South Africa ...................      --        0.50
   Turkey .........................      --        0.07
OTHER ASSETS LESS LIABILITIES .....    7.67          --
                                     ------      ------
TOTAL .............................  100.00%     100.00%
                                     ======      ======

LARGEST INDUSTRIES
APRIL 30, 2002

[Data below represents a bar chart in the printed piece]

 COMMERCIAL      HEALTH CARE
SERVICES AND       EQUIPMENT                   CAPITAL
  SUPPLIES       AND SERVICES     ENERGY        GOODS        RETAILING
------------     ------------     ------       --------      ---------
$31,798,347      $23,732,140   $20,365,283   $19,093,646    $15,835,698


REGIONAL ALLOCATION
APRIL 30, 2002

[Data below represents a pie chart in the printed piece]

Other Assets Less Liabilities      7.67%
Continental Europe                18.67%
United Kingdom                     7.36%
Pacific                            4.06%
Japan                              7.40%
United States                     54.36%
Other                              0.48%

LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2002

SECURITY                                     VALUE
--------                                  ----------
XTO Energy (US) .......................   $4,498,200
Pioneer Natural Resources (US) ........    3,645,281
THQ (US) ..............................    3,430,737
Activision (US) .......................    3,153,795
Waste Connections (US) ................    3,041,526
Iron Mountain (US) ....................    2,790,480
Smith International (US) ..............    2,759,970
Career Education (US) .................    2,697,000
American Capital Strategies (US) ......    2,615,688
Patterson-UTI Energy (US) .............    2,584,388

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2002

                                                                                       AVERAGE ANNUAL
                                                            -----------------------------------------------------------------------
                                      CLASS I                                       CLASS A    CLASS B     CLASS C       CLASS D
                                       SINCE                                         SINCE      SINCE       SINCE         SINCE
                                     INCEPTION     SIX        ONE        FIVE      INCEPTION  INCEPTION   INCEPTION     INCEPTION
                                     11/30/01*   MONTHS*     YEAR        YEARS      9/9/92     4/22/96     5/27/99       5/3/93
                                     ---------   -------     ----        -----      --------  ---------   ---------     ----------
CLASS A**
With Sales Charge                       n/a        4.11%    (13.57)%     (1.26)%      8.37%       n/a         n/a           n/a
Without Sales Charge                    n/a        9.34      (9.25)      (0.30)       8.93        n/a         n/a           n/a

CLASS B**
With CDSC+                              n/a        4.02     (14.44)      (1.40)        n/a        n/a         n/a           n/a
Without CDSC                            n/a        9.02      (9.94)      (1.06)        n/a      (0.98)%       n/a           n/a

CLASS C**
With Sales Charge and CDSC++            n/a        6.98     (11.75)        n/a         n/a        n/a       (4.05)%         n/a
Without Sales Charge and CDSC           n/a        9.01      (9.93)        n/a         n/a        n/a       (3.72)          n/a

CLASS D**
With 1% CDSC                            n/a        8.01     (10.83)        n/a         n/a        n/a         n/a           n/a
Without CDSC                            n/a        9.01      (9.93)      (1.04)        n/a        n/a         n/a          6.64%

CLASS I**                              4.46%        n/a        n/a         n/a         n/a        n/a         n/a           n/a
LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                     6.01       12.28      (6.05)       6.25       10.21+++    5.03(o)      5.21         9.23(oo)

SALOMON SMITH BARNEY
  EM INDEX WORLD***                    9.11       15.73       0.76        6.92        9.14#      5.51##       4.45###      7.99(oo)
NET ASSET VALUE                                                                  CAPITAL GAIN (LOSS) INFORMATION
                APRIL 30, 2002     OCTOBER 31, 2001    APRIL 30, 2001            FOR THE SIX MONTHS ENDED APRIL 30, 2002
                --------------     ----------------    --------------
CLASS A            $12.17                $11.13            $13.41                REALIZED           $(0.533)
CLASS B             11.24                 10.31             12.48                UNREALIZED           0.389(ooo)
CLASS C             11.25                 10.32             12.49
CLASS D             11.25                 10.32             12.49
CLASS I             12.18                   n/a               n/a

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. Current performance may be lower than the performance quoted above.

--------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

 *** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney
     Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges and taxes, and the Salomon Smith Barney EM Index World excludes the effect of taxes, fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

   + The CDSC is 5% for periods of one year or less and 2% for the five-year period.
  ++ The CDSC is 1% for periods of 18 months or less.

 +++ From September 10, 1992.

   # From August 31, 1992.

  ## From April 30, 1996.

 ### From May 31, 1999.

 (o) From April 25, 1996.

(oo) From April 30, 1993.

(ooo)Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2002.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through April 30, 2002, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include the reinvestment of all distributions.

[Data below represents a line chart in the printed piece]


                                             LIPPER GLOBAL    SALOMON SMITH
                With Sales     Without         SMALL CAP        BARNEY EM
                  Charge     Sales Charge    FUNDS AVERAGE     INDEX WORLD
                ----------   ------------    -------------    --------------

9/9/92            9520           10000           10000            10000
                  9533           10014           9787             9970
                  10528          11059           10523            11044
4/30/93           11343          11915           11655            11593
                  12225          12841           12253            12315
                  13334          14006           12823            13702
                  15150          15914           13513            14856
4/30/94           14895          15645           13348            14222
                  14263          14982           13385            13878
                  16037          16846           13613            14725
                  14757          15501           12864            13616
4/30/95           16461          17291           13812            14507
                  18567          19504           14836            16288
                  19260          20231           14551            16272
                  19922          20926           15488            17090
4/30/96           22540          23677           16885            19010
                  21930          23036           15885            18148
                  22526          23661           16718            18938
                  23205          24375           17264            19831
4/30/97           22049          23161           16667            18962
                  25016          26277           19116            21736
                  24391          25621           18947            20959
                  23981          25191           18788            20398
4/30/98           28247          29671           21242            23752
                  26928          28286           19766            22250
                  22972          24130           18097            18970
                  24535          25772           19690            21273
4/30/99           23672          24866           20586            22311
                  25495          26781           21424            23789
                  25626          26918           21257            24615
                  31194          32767           23667            31764
4/30/00           31096          32664           24469            32899
                  29598          31091           24577            32324
                  28296          29722           24167            31252
                  26909          28265           24304            30478
4/30/01           23929          25135           23113            27303
                  22537          23673           22577            26101
                  19860          20862           20123            22844
                  20449          21480           21713            24514
4/30/02           21716          22811           23289            25645

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

   As shown on page 20, the performances of Class B, Class C, Class D, and Class I shares, which commenced on later dates, will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                          TEN LARGEST SALES
---------------------                          -----------------
Patterson-UTI Energy (US)*                     Xansa (UK)
Smith International (US)                       PizzaExpress (UK)
Van der Moolen Holding (Netherlands)*          Kaba Holding (Switzerland)
J.D. Edwards (US)*                             Province Healthcare (US)**
Unilabs (Switzerland)*                         Atlantic Coast Airlines Holdings (US)**
Kone (Finland)*                                Campari Group (Italy)**
Tecan Group (Switzerland)*                     Trigon Healthcare (Class A) (US)**
J.D. Wetherspoon (UK)*                         Brinker International (US)**
Aurea Concesiones de Infraestructuras          Waste Connections (US)
  del Estado (Spain)*                          Lottomatica (Italy)**
AMEC (UK)*

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

--------------------
 * Position added during the period.
** Position eliminated during the period.

Portfolio of Investments
APRIL 30, 2002
Seligman Global Smaller Companies Fund

                                    SHARES           VALUE
                                  ----------      ------------
COMMON STOCKS  92.33%
AUSTRALIA  1.20%
Billabong International
   (Media)                           220,888      $  1,008,994
Foodland Associated
   (Consumer Staples)                115,660         1,123,775
MIA Group (Health Care
   Equipment and Supplies)         1,447,532           964,601
                                                  ------------
                                                     3,097,370
                                                  ------------
AUSTRIA  0.96%
EMTS Technologie* (Commercial
   Services and Supplies)             45,768         1,178,315
Telekom Austria*
   (Telecommunication Services)      157,500         1,311,843
                                                  ------------
                                                     2,490,158
                                                  ------------
BELGIUM  0.88%
Omega Pharma (Health Care
   Equipment and Services)            51,000         2,286,963
                                                  ------------
CANADA  0.48%
Clarica Life Insurance (Financials)   12,700           419,094
Dofasco* (Metals and Mining)          17,000           346,961
Exfo Electro-Optical Engineering*
   (Electronic Equipment and
   Instruments)                        7,700            35,150
Sierra Wireless*
   (Communications Equipment)         13,900           125,445
SNC-Lavalin Group
   (Capital Goods)                    16,500           320,971
                                                  ------------
                                                     1,247,621
                                                  ------------
DENMARK  0.52%
Group 4 Falck* (Commercial
   Services and Supplies)             11,400         1,336,304
                                                  ------------
FINLAND  0.69%
Kone (Capital Goods)                  18,900         1,788,645
                                                  ------------
FRANCE  3.67%
Alten* (IT Consulting
   and Services)                      87,235         1,461,044
Carbone Lorraine (Electronic
   Equipment and Instruments)            999            34,633
Compagnie Francaise d'Etudes et
   de Construction "Technip"
   (Energy)                           11,000         1,551,115
Financiere Marc de Lacharriere
   "Fimalac" (Consumer Durables
   and Apparel)                       34,300         1,480,030
Medidep* (Health Care
   Equipment and Supplies)            83,480         2,255,087
Pinguely-Haulotte
   (Capital Goods)                   132,000         1,432,256
Transiciel (IT Consulting
   and Services)                      38,700         1,268,446
                                                  ------------
                                                     9,482,611
                                                  ------------
GERMANY  3.15%
BERU (Automobiles and
   Components)                        26,300         1,415,937
FJA (Electronic Equipment
   and Instruments)                   23,416         1,062,681
Fraport (Transportation)              52,500         1,175,222
GfK (Commercial Services
   and Supplies)                      65,290         1,346,300
Mediclin (Health Care
   Equipment and Supplies)           104,462           432,689
Medion (Retailing)                    37,700         1,282,856
Techem* (Commercial Services
   and Supplies)                      75,300         1,217,080
Zapf Creation (Consumer
   Durables and Apparel)               8,685           195,041
                                                  ------------
                                                     8,127,806
                                                  ------------

HONG KONG  1.56%
Cafe de Coral Holdings (Hotels,
   Restaurants and Leisure)          695,000           494,579
China Insurance International
   Holdings (Financials)           1,814,000         1,029,221
Convenience Retail Asia*
   (Consumer Staples)              1,638,000           483,059
Giordano International
   (Retailing)                     1,732,000         1,104,840
TechTronic Industries
   (Consumer Durables
   and Apparel)                    1,102,000           904,315
                                                  ------------
                                                     4,016,014
                                                  ------------
IRELAND  0.84%
Jurys Doyle Hotel Group
   (Hotels, Restaurants
   and Leisure)                      150,000         1,492,496
Ryanair Holdings*
   (Transportation)                  124,000           672,168
                                                  ------------
                                                     2,164,664
                                                  ------------
ITALY  1.56%
Amplifon (Health Care
   Equipment and Services)            70,796         1,496,171
Ferretti (Consumer Durables
   and Apparel)                      357,775         1,224,202
Italgas* (Diversified Metals
   and Mining)                       130,000         1,300,520
                                                  ------------
                                                     4,020,893
                                                  ------------
JAPAN  7.40%
Arrk (Commercial Services
   and Supplies)                       3,600           155,821
Asatsu-DK (Media)                     42,100           963,559
Bank of Iwate (Financials)            10,600           264,061
Citizen Electronics
   (Consumer Durables
   and Apparel)                       11,500           819,158
Densei-Lambda (Capital Goods)         95,800         1,164,173


-------------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Global Smaller Companies Fund

                                    SHARES           VALUE
                                  ----------      ------------
JAPAN (CONTINUED)
Eighteenth Bank (The)
   (Financials)                       87,000      $    330,513
Enplas (Capital Goods)                25,500           647,153
FamilyMart (Consumer Staples)         40,700           858,643
FP (Containers and Packaging)         11,500           313,339
Fuji Machine Manufacturing
   (Capital Goods)                    13,200           220,933
Fuji Seal (Containers and
   Packaging)                         19,700           682,457
Higo Bank (The) (Financials)         109,000           343,661
Hokuto (Consumer Staples)             20,400           522,486
Iyo Bank (The) (Financials)           64,000           308,404
Kissei Pharmaceutical
   (Pharmaceuticals and
   Biotechnology)                     31,000           426,188
Koa (Electronic Equipment
   and Instruments)                   35,600           346,979
KOKUSAI Securities (Financials)      155,000           784,321
Konami Sports (Commercial
   Services and Supplies)             32,100           849,636
Moshi Moshi Hotline (Media)            8,100           643,182
Nippon Broadcasting Systems
   (Media)                            22,500           770,698
OBIC (IT Consulting and Services)      1,000           190,728
Otsuka Kagu (Retailing)               17,400           663,734
Plenus (Hotels, Restaurants
   and Leisure)                       21,750           795,804
Shimachu (Retailing)                  20,400           314,445
Sundrug (Consumer Staples)             8,600           307,298
Taiyo Ink Manufacturing
   (Chemicals)                        19,000           671,519
Tokyo Steel Manufacturing
   (Metals and Mining)               134,800           525,747
Tokyo Style (Consumer
   Durables and Apparel)              56,000           500,471
Tsubaki Nakashima
   (Capital Goods)                    82,000           587,287
Tsutsumi Jewelry (Retailing)          35,300           619,684
Union Tool (Capital Goods)            14,000           708,419
Ushio (Capital Goods)                 55,000           736,445
Xebio (Retailing)                     49,700           717,710
Yokohama Reito
   (Consumer Staples)                 71,000           329,423
                                                  ------------
                                                    19,084,079
                                                  ------------
NETHERLANDS  1.60%
New Skies Satellites*
   (Telecommunication Services)      248,899         1,411,963
United Services Group
   (Commercial Services
   and Supplies)                      69,500         1,439,369
Van der Moolen Holding
   (Financials)                       56,340         1,272,849
                                                  ------------
                                                     4,124,181
                                                  ------------
SINGAPORE  0.32%
Venture Manufacturing
   (Electronic Equipment
   and Instruments)                   87,000      $    816,023
                                                  ------------
SPAIN  3.10%
Actividades de Construccion y
   Servicios (Capital Goods)          45,200         1,391,951
Aldeasa (Retailing)                   80,000         1,375,887
Aurea Concesiones de
   Infraestructuras del Estado
    (Transportation)                  70,000         1,398,669
Baron de Ley* (Consumer Staples)      79,400         2,287,863
Compania de Distribucion
   Integral Logista (Media)           78,843         1,454,671
Metrovacesa (Commercial
   Services and Supplies)              5,249            94,057
                                                  ------------
                                                     8,003,098
                                                  ------------
SOUTH KOREA  0.98%
Hotel Shilla (Hotels, Restaurants
   and Leisure)                      103,230           880,939
Intelligent Digital Integrated
   Securities (Electronic
   Equipment and Instruments)         43,473           770,642
Lotte Confectionary
   (Consumer Staples)                  1,720           867,339
                                                  ------------
                                                     2,518,920
                                                  ------------

SWEDEN  0.00%
Finnveden (Series B)*
   (Automobiles and Components)            3                10
                                                  ------------
SWITZERLAND  1.70%
Kaba Holding (Capital Goods)             121            29,025
Schindler Holding (Capital Goods)        535         1,032,951
Swisslog Holding (Capital Goods)      62,564           976,086
Tecan Group (Health Care
   Equipment and Services)            22,000         1,051,398
Unilabs (Health Care Equipment
   and Supplies)                      52,135         1,285,974
                                                  ------------
                                                     4,375,434
                                                  ------------
UNITED KINGDOM  7.36%
Alliance UniChem (Health Care
   Equipment and Supplies)            53,000           482,499
AMEC (Capital Goods)                 230,000         1,587,986
Ashtead Group (Commercial
   Services and Supplies)          1,902,600         1,165,066
Capita Group (Diversified
   Metals and Mining)                240,000         1,334,537
Enterprise Inns (Hotels,
   Restaurants and Leisure)          120,000         1,459,514
Fitness First* (Commercial
   Services and Supplies)            290,854         1,948,827
FKI (Capital Goods)                  383,000           942,814
Hit Entertainment (Media)            287,500         1,436,390
Informa Group (Media)                313,000         1,184,926



-----------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Global Smaller Companies Fund

                                    SHARES           VALUE
                                  ----------      ------------
UNITED KINGDOM (CONTINUED)
Interserve (Capital Goods)           188,000      $  1,454,095
MyTravel (Commercial
   Services and Supplies)            247,298           780,765
National Express Group
   (Transportation)                  148,000         1,379,692
PizzaExpress (Hotels,
   Restaurants and Leisure)          170,796         1,675,942
J.D. Wetherspoon (Hotels,
   Restaurants and Leisure)          260,000         1,359,591
Xansa (IT Consulting
   and Services)                     330,000           793,119
                                                  ------------
                                                    18,985,763
                                                  ------------
UNITED STATES  54.36%
Activision* (Software)               100,200         3,153,795
Actuate* (Software)                   85,800           484,341
Acxiom* (Commercial
   Services and Supplies)             65,400         1,086,294
Adaptec* (Communications
   Equipment)                         87,100         1,282,112
Advent Software* (Commercial
   Services and Supplies)             14,200           701,125
Aeroflex* (Capital Goods)             95,800         1,340,242
Affiliated Managers Group*
   (Financials)                       19,900         1,265,640
Agile Software* (Software)            66,300           609,628
Alexion Pharmaceuticals*
   (Pharmaceuticals and
   Biotechnology)                     37,100           676,333
Alliance Gaming* (Hotels,
   Restaurants and Leisure)           46,500           694,943
Alliance Imaging* (Health Care
   Equipment and Services)           114,000         1,492,260
American Axle & Manufacturing
   Holdings* (Automobiles and
   Components)                        21,700           716,100
American Capital Strategies
   (Financials)                       81,600         2,615,688
Ameristar Casinos* (Hotels,
   Restaurants and Leisure)           28,800           897,696
Amkor Technology*
   (Semiconductor Equipment
   and Products)                      74,100         1,490,151
ANADIGICS* (Semiconductor
   Equipment and Products)            61,900           627,356
Apria Healthcare Group*
   (Health Care Equipment
   and Services)                      63,000         1,637,370
Arch Capital Group* (Financials)      27,100           794,166
ArQule* (Pharmaceuticals and
   Biotechnology)                     45,800           434,642
ATMI* (Semiconductor
   Equipment and Products)            17,900           546,666
Avocent* (Communications
   Equipment)                         14,000           350,280
UNITED STATES (CONTINUED)
Big Lots* (Retailing)                 47,600           735,896
Brown & Brown (Financials)            27,300           906,360
CACI International (Class A)*
   (IT Consulting and Services)       24,800           748,340
Career Education* (Commercial
   Services and Supplies)             60,000         2,697,000
Cell Genesys* (Pharmaceuticals
   and Biotechnology)                 36,500           519,030
Charles River Laboratories
   International* (Pharmaceuticals
   and Biotechnology)                 35,500         1,063,225
Charming Shoppes* (Retailing)         79,800           687,876
Cheesecake Factory (The)*
   (Hotels, Restaurants and Leisure)  22,000           915,530
Chesapeake Energy (Energy)           163,700         1,399,635
Christopher & Banks* (Retailing)      37,700         1,403,759
Cirrus Logic* (Semiconductor
   Equipment and Products)            65,500           795,170
Cognex* (Semiconductor
   Equipment and Products)            36,600           902,007
Commerce Bancorp (Financials)         11,400           563,046
Community Health Care*
   (Health Care Equipment
   and Services)                      87,500         2,539,250
Copart* (Retailing)                   78,600         1,207,296
Corinthian Colleges*
   (Commercial Services
   and Supplies)                      37,700         2,221,284
Corporate Executive Board (The)*
   (Commercial Services
   and Supplies)                      48,200         1,832,564

CoStar Group* (Commercial
   Services and Supplies)             35,010           819,409
Cox Radio (Class A)* (Media)          79,400         2,274,016
Credence Systems*
   (Semiconductor Equipment
   and Products)                      53,800         1,088,643
CuraGen* (Pharmaceuticals
   and Biotechnology)                 37,900           327,267
CV Therapeutics*
   (Pharmaceuticals and
   Biotechnology)                     12,700           367,348
DeVry* (Commercial Services
   and Supplies)                      19,000           503,310
Documentum* (Software)                59,700         1,162,657
DRS Technologies*
   (Capital Goods)                    27,400         1,267,250
Duane Reade*
   (Consumer Staples)                 62,700         1,990,725
East West Bancorp (Financials)        26,300           941,408
EDO  (Capital Goods)                  19,100           591,145
Education Management*
   (Commercial Services
   and Supplies)                      19,300           832,120


--------------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Global Smaller Companies Fund

                                    SHARES           VALUE
                                  ----------      ------------
UNITED STATES (CONTINUED)
J.D. Edwards*  (IT Consulting
   and Services)                      98,500      $  1,098,275
Emisphere Technologies*
   (Pharmaceuticals and
   Biotechnology)                     26,900           412,781
Endo Pharmaceuticals Holdings*
   (Pharmaceuticals and
   Biotechnology)                    102,300         1,180,030
Enzon* (Pharmaceuticals and
   Biotechnology)                     18,500           690,235
Exar* (Semiconductor Equipment
   and Products)                      48,400           965,338
FEI* (Semiconductor Equipment
   and Products)                      38,900         1,027,738
Finish Line* (Retailing)              17,300           351,882
First Horizon Pharmaceutical*
   (Pharmaceuticals and
   Biotechnology)                     16,000           416,720
Foot Locker (Retailing)               74,800         1,178,100
Fred's (Class A) (Retailing)           1,800            70,047
Gallagher (Arthur J.) (Financials)    20,800           750,880
Genomic Solutions*
   (Pharmaceuticals and
   Biotechnology)                     43,300            43,300
Gladstone Capital
   (Miscellaneous)                    44,700           848,182
Harmonic* (Communications
   Equipment)                         55,400           447,078
Health Net (Class A)*
   (Health Care Equipment
   and Services)                      26,800           794,620
Henry (Jack) & Associates
   (IT Consulting and Services)       60,100         1,403,636
Henry Schein* (Health Care
   Equipment and Services)            32,100         1,526,837
Hollywood Entertainment*
   (Retailing)                        34,800           717,924
Hughes Supply (Retailing)             19,500           813,540
Informatica* (Software)               78,000           620,490
InterCept* (Commercial
   Services and Supplies)             25,400           771,525
Iron Mountain* (Commercial
   Services and Supplies)             90,600         2,790,480
Isis Pharmaceuticals*
   (Pharmaceuticals and
   Biotechnology)                     35,800           443,204
JetBlue Airways* (Transportation)     16,440           826,850
J. Jill Group* (Retailing)             5,700           180,234
LaBranche and Company*
   (Financials)                       10,200           279,480
Legato Systems* (Software)            65,200           446,946
LifePoint Hospitals* (Health
   Care Equipment and Services)       10,600           444,988
Manugistics Group* (Software)         59,700           942,961
Medarex* (Pharmaceuticals and
   Biotechnology)                     89,800           913,266
UNITED STATES (CONTINUED)
Medical Staffing Network
   Holdings* (Commercial
   Services and Supplies)             24,500           593,880
Medicis Pharmaceutical
   (Class A)* (Pharmaceuticals
   and Biotechnology)                 26,000         1,392,300
Microtune* (Communications
   Equipment)                         88,400           986,102
MKS Instruments*
   (Semiconductor Equipment
   and Products)                      18,300           619,730
MSC Industrial Direct (Class A)*
   (Retailing)                        73,500         1,561,875
National-Oilwell* (Energy)            53,200         1,413,524
NetIQ* (Software)                     47,100         1,056,217
New York Community Bancorp
   (Financials)                       26,000           771,290
Noven Pharmaceuticals*
   (Health Care Equipment
   and Services)                      32,000           642,720
Oakley* (Consumer Staples)           110,500         2,201,160
OM Group* (Chemicals)                 29,000         1,935,750
OSI Pharmaceuticals*
   (Pharmaceuticals and
   Biotechnology)                     13,200           421,938
Patterson-UTI Energy* (Energy)        80,800         2,584,388
Pemstar* (Capital Goods)             122,900           873,819
Peregrine Systems* (Software)        106,600           731,276
Performance Food Group*
   (Consumer Staples)                 10,400           375,076

Pioneer Natural Resources
   (Energy)                          151,950         3,645,281
Powerwave Technologies*
   (Communications Equipment)         64,600           771,647
Praecis Pharmaceuticals*
   (Pharmaceuticals and
   Biotechnology)                    105,600           377,520
Premcor* (Energy)                      2,200            62,150
Priority Healthcare (Class B)*
   (Health Care Equipment
   and Services)                      61,700         1,822,926
Radio One (Class A)* (Media)          33,400           748,494
Radio One (Class D)*                  17,000           363,715
RARE Hospitality International*
   (Hotels, Restaurants and Leisure)  43,800         1,226,838
Resources Connection*
   (Commercial Services
   and Supplies)                      53,500         1,414,540
SangStat Medical*
   (Pharmaceuticals and
   Biotechnology)                     38,200           888,150
Serologicals* (Pharmaceuticals
   and Biotechnology)                 29,100           598,005
SICOR* (Pharmaceuticals
   and Biotechnology)                 66,450         1,177,494


-------------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman Global Smaller Companies Fund

                                    SHARES           VALUE
                                  ----------      ------------
UNITED STATES (CONTINUED)
Silicon Image* (Semiconductor
   Equipment and Products)            70,200      $    678,483
SkyWest (Transportation)              45,200         1,036,888
Smith International* (Energy)         39,400         2,759,970
Spinnaker Exploration* (Energy)       57,200         2,451,020
Station Casinos* (Hotels,
   Restaurants and Leisure)          128,500         2,377,250
Thoratec* (Health Care
   Equipment and Services)            77,000           629,475
THQ* (Software)                       97,575         3,430,737
Tower Automotive*
   (Automobiles and Components)       26,600           390,222
Transkaryotic Therapies*
   (Pharmaceuticals and
   Biotechnology)                     16,000           637,600
UCBH Holdings (Financials)            31,500         1,235,587
United Surgical Partners
   International* (Health Care
   Equipment and Services)            22,200           642,912
Universal Health Services
   (Class B)* (Health Care
   Equipment and Services)            28,000         1,303,400
Vical* (Pharmaceuticals and
   Biotechnology)                     33,400           313,459
Waste Connections*
   (Commercial
   Services and Supplies)             86,150         3,041,526
Watson Wyatt Holdings*
   (Commercial Services
   and Supplies)                      37,400           981,750
West* (Telecommunication
   Services)                          49,600         1,388,552
Wet Seal (Class A)* (Retailing)       23,800           848,113
XTO Energy (Energy)                  220,500         4,498,200
Zebra Technologies (Class A)*
   (Communications Equipment)         13,900          787,852
                                                  ------------
                                                   140,287,762
                                                  ------------
TOTAL INVESTMENTS  92.33%
   (Cost $229,636,747)                             238,254,319
OTHER ASSETS
   LESS LIABILITIES  7.67%                         19,786,759
                                                  ------------
NET ASSETS  100.00%                               $258,041,078
                                                  ============

----------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Technology Fund

PERFORMANCE REVIEW

Seligman Global Technology Fund posted a total return of 5.67%, based on the net asset value of Class A shares during the six months ended April 30, 2002. This compares favorably to the -5.14% return of the Lipper Science & Technology Funds Average, the 5.53% return of the Lipper Global Funds Average, and the 3.47% return of the Morgan Stanley Capital International (MSCI) World Index. The Fund has continued to outperform its benchmarks and peers mainly by underweighting investments in the troubled telecommunications sector and by continuing to focus on reasonable valuations.

Technology stocks rallied strongly during the fourth quarter of 2001 on signs of an economic recovery, but the overall environment for technology stocks remains difficult. Early in 2002 there was an increase in technology spending to build up low inventory levels, but new technology investments by businesses have been slow to materialize, given the very high levels of technology spending just two years ago. We believe, however, that the worldwide technology sector is poised for a new growth phase. In our view, technology is a cyclical sector of the market, and we are now in a period of trough earnings. Macroeconomic indicators are increasingly positive, indicating a slow but steady economic recovery both in the US and overseas.

PORTFOLIO STRATEGY

The Fund continues to take a bottom-up investment approach that seeks to identify the best technology companies with the most attractive prices wherever they are in the world. The Fund focuses on selecting companies displaying both improving fundamentals and good valuation. In this slow growth environment, we favor companies that are introducing new products and smaller capitalization companies that are able to grow quickly through gains in market share. We have sought to build a portfolio that will benefit from the growth phase we believe is coming for technology when the economy and equity markets recover. We favor the software sector, and are very positive about Asian technology companies, which are benefiting greatly from the outsourcing of manufacturing.

  FUND OBJECTIVE

  Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

  SELIGMAN TECHNOLOGY GROUP
  (EAST COAST)

  Christopher Boova, Storm Boswick, Melissa Breakstone, Eli Davidoff (trader), Frank Fay (trader), Claudia Francois, Thomas Hirschfeld, James Nguyen, Richard Parower (Co-Portfolio Manager), Sangeeth Peruri, Lawrence Rosso (trader), Sushil Wagle, Steve Werber (Co-Portfolio Manager).

  SELIGMAN TECHNOLOGY GROUP
  (WEST COAST)

  Gregory Cote, Ajay Diwan, Patrick Renda, Vishal Saluja, Reema Shah, Paul Wick, Lauren Wu.

INVESTMENT REPORT
Seligman Global Technology Fund


UNITED STATES

In our view, many large-cap technology stocks in the US are expensive. Nonetheless, the Fund devotes over one-half of its portfolio to US technology stocks, focusing mainly on software companies that sell products to corporations. The Fund avoided companies that manufacture enterprise software applications, which are used to manage businesses. This is fortunate, as these companies' stocks have been hurt by weak IT spending. Instead, we favored software makers that help corporations make products or provide services. Examples include software to design computer chips and security software.

EUROPE

The Fund reduced its exposure to European technology markets due to valuation concerns and a lack of good investment ideas. The wireless sector in Europe is weak due to consumer spending pressures, and production is moving out of the region. We are also cautious in terms of the timing of an economic recovery here. At the end of the period under review, Europe represented just under 10% of the Fund's portfolio.

ASIA

The Fund has found a great deal of opportunity in Asia, which accounts for over one-third of the portfolio. One of the exciting trends we see in technology here is an accelerated move to outsourcing of production and consulting work to the region. Because of the continued weak economic situation, manufacturing companies in the US and Europe are able to save money by using low-cost producers in Taiwan (for chip manufacturing) or South Korea (for components). China and India have also benefited from the trend, and we have found opportunities here with consulting firms and software and services companies. India in particular has workers with a high level of expertise.

OUTLOOK

We remain optimistic about the long-term prospects for technology, both in the US and abroad. In our view, technology is in the early stages of a slow, choppy recovery, driven by an overall global macroeconomic recovery. We think tech companies are generally in good shape, with low inventories and reduced fixed and variable costs. We believe 2002 will be a year of recovery, with demand fundamentals for technology companies improving, most likely in the fourth quarter of the year, presenting us with attractive buying opportunities over the next several months. The biggest risk to technology stocks would be a "double-dip" recession later in 2002, but we think this is unlikely.

The Fund will continue to seek to invest in companies that we feel are prepared to endure the current difficult market and, on a relative basis, emerge stronger for it. We think stock performance will be driven by upgrades to underlying earnings, given the already elevated valuation multiples within the technology sector. As always, we will pay close attention to valuations. Despite the challenges of the last two years, we believe the spread of technological innovation around the globe will continue to be a significant source of economic growth over the long term, and we believe the Fund's portfolio is well positioned to capitalize on this trend.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

COUNTRY ALLOCATION
APRIL 30, 2002
                                                       MSCI
                                                       WORLD
                                             FUND      INDEX
                                            ------     ------
CONTINENTAL EUROPE .....................     9.07%     22.59%
   Austria .............................       --       0.13
   Belgium .............................       --       0.59
   Denmark .............................     0.57       0.40
   Finland .............................     1.11       0.67
   France ..............................     1.68       4.67
   Germany .............................       --       4.13
   Greece ..............................     1.18       0.26
   Ireland .............................       --       0.30
   Italy ...............................       --       2.78
   Luxembourg ..........................     0.00         --
   Netherlands .........................     3.32       2.29
   Norway ..............................       --       0.32
   Portugal ............................       --       0.18
   Spain ...............................       --       1.49
   Sweden ..............................       --       1.08
   Switzerland .........................     1.21       3.30
JAPAN ..................................     9.92      11.39
PACIFIC ................................    24.94       3.77
   Australia ...........................       --       2.05
   Hong Kong ...........................     0.61       1.17
   India ...............................     2.88         --
   New Zealand .........................       --       0.07
   Singapore ...........................     3.38       0.48
   South Korea .........................     9.27         --
   Taiwan ..............................     8.80         --
UNITED KINGDOM .........................     0.27       9.37
UNITED STATES ..........................    50.86      50.34
OTHER ..................................     4.31       2.54
   Canada ..............................     0.94       2.54
   Israel ..............................     3.37        --
OTHER ASSETS LESS LIABILITIES ..........     0.63         --
                                           ------     ------
TOTAL ..................................   100.00%    100.00%
                                           ======     ======

LARGEST INDUSTRIES
APRIL 30, 2002

[Data below represents a bar chart in the printed piece]

 ELECTRONIC
 EQUIPMENT                                        COMMERCIAL
    AND         APPLICATION      IT CONSULTING     SERVICES       SYSTEMS
INSTRUMENTS      SOFTWARE        AND SERVICES     AND SUPPLIES    SOFTWARE
-----------     -----------      -------------    ------------    --------
$125,228,031   $113,103,975       $83,533,131      $73,996,561  $52,875,742

REGIONAL ALLOCATION
APRIL 30, 2002

[Data below represents a pie chart in the printed piece]

Other Assets Less Liabilities    0.63%
Japan                            9.92%
Continental Europe               9.07%
Pacific                         24.94%
United Kingdom                   0.27%
United States                   50.86%
Other                            4.31%

LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2002

SECURITY                                      VALUE
--------                                   -----------
Synopsys (US) ........................     $35,417,613
Symantec (US) ........................      30,479,400
Microsoft (US) .......................      29,158,290
Lexmark International
   (Class A) (US) ....................      26,901,000
Amdocs (US) ..........................      26,132,498
Autodesk (US) ........................      24,737,596
SunGard Data Systems (US) ............      22,796,160
CSG Systems International (US) .......      21,044,000
Samsung Electro-Mechanics
   (South Korea) .....................      18,957,780
Orbotech (Israel) ....................      17,126,016

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2002

                                                                                      AVERAGE ANNUAL
                                                              ----------------------------------------------------------------
                                                                                       CLASS A, D      CLASS B       CLASS C
                                                                                          SINCE         SINCE         SINCE
                                                  SIX          ONE           FIVE       INCEPTION     INCEPTION     INCEPTION
                                                MONTHS*       YEAR           YEARS       5/23/94       4/22/96       5/27/99
                                                -------       ----           -----      ----------    ----------    ----------
CLASS A**
With Sales Charge                                0.67%       (30.72)%        8.11%        14.24%          n/a           n/a
Without Sales Charge                             5.67        (27.26)         9.16         14.95           n/a           n/a

CLASS B**
With CDSC+                                       0.11        (31.51)         8.04           n/a           n/a           n/a
Without CDSC                                     5.11        (27.91)         8.29           n/a          8.54%          n/a

CLASS C**
With Sales Charge and CDSC++                     3.21        (29.31)          n/a           n/a           n/a         (2.18)%
Without Sales Charge and CDSC                    5.21        (27.89)          n/a           n/a           n/a         (1.85)

CLASS D**
With 1% CDSC                                     4.22        (28.60)          n/a           n/a           n/a           n/a
Without CDSC                                     5.22        (27.88)         8.28         14.03           n/a           n/a

LIPPER GLOBAL FUNDS AVERAGE***                   5.53        (12.07)         5.22          7.78+++      5.73(o)       (1.48)

LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                   (5.14)       (36.05)         8.58         11.73+++      7.21(o)      (12.53)

MSCI WORLD INDEX***                              3.47        (13.53)         4.34          7.63          5.50         (5.04)
NET ASSET VALUE                                                                  CAPITAL LOSS INFORMATION
                APRIL 30, 2002     OCTOBER 31, 2001    APRIL 30, 2001            FOR THE SIX MONTHS ENDED APRIL 30, 2002
                --------------     ----------------    --------------
CLASS A            $11.93              $11.29              $16.40                REALIZED           $(0.238)
CLASS B             10.90               10.37               15.12                UNREALIZED          (1.378)(oo)
CLASS C             10.91               10.37               15.13
CLASS D             10.89               10.35               15.10

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. Current performance may be lower than the performance quoted above.

-------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Funds Average, the Lipper Science & Technology Funds
     Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and taxes and the MSCI World Index excludes the effect of taxes, fees and sales charges. The JP Morgan Hambrecht & Quist Technology Stock Index is no longer available. The monthly performances of the Lipper Global Funds Average and the Lipper Science & Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

   + The CDSC is 5% for periods of one year or less and 2% for the five-year period.

  ++ The CDSC is 1% for periods of 18 months or less.

 +++ From May 26, 1994.

  (o) From April 25, 1996.

(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of April 30, 2002.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through April 30, 2002, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The
JP Morgan Hambrecht and Quist Technology Stock Index is no longer available. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include reinvestment of all distributions.

[Data below represents a line chart in the printed piece]

                 Class A        Class A         Class D         LIPPER       LIPPER SCI. &
                With Sales      Without         Without         GLOBAL        TECH.FUNDS            MSCI
                 Charge       Sales Charge        CDSC       FUNDS AVERAGE      AVERAGE          WORLD INDEX
                ----------    ------------    ------------   -------------   -------------     ------------
5/23/94           9520           10000           10000          10000            10000             10000
                  9613           10098           10084          10129            10075             9815
                  11160          11723           11681          10455            10447             11747
                  10695          11234           11150          9952             9638              11418
4/30/95           13264          13933           13821          10959            10361             13355
                  16856          17706           17523          11609            11311             16836
                  17556          18441           18216          11503            11184             17261
                  15895          16697           16458          12479            11929             16787
4/30/96           17535          18419           18119          13070            12716             19014
                  15004          15760           15477          12690            12304             16688
                  16269          17090           16745          13438            13034             19550
                  19981          20988           20535          14140            14002             22021
4/30/97           18571          19507           19055          14485            14029             19221
                  23634          24826           24204          16898            16321             24991
                  21779          22877           22241          15757            15339             24068
                  21113          22178           21506          16692            15730             23845
4/30/98           25170          26439           25588          18763            17959             28465
                  23753          24951           24093          18945            17745             27953
                  21606          22696           21863          18229            16271             27108
                  28887          30344           29184          20708            18435             41363
4/30/99           29115          30583           29369          21833            19506             43410
                  35491          37281           35735          21959            20054             47445
                  40922          42985           41139          22847            20736             57353
                  56680          49538           57016          23945            23714             82802
4/30/00           64961          68236           65054          24592            24418             88453
                  56488          59336           56466          24088            24093             86503
                  49187          51667           49061          23163            23258             79605
                  46689          49043           46493          22544            22705             63181
4/30/01           39571          41566           39330          20721            20652             45404
                  33973          35686           33704          19564            19386             38919
                  27241          28615           26958          17316            17197             30595
                  31247          32822           30891          17903            17968             35113
4/30/02           28786          30237           28365          17918            18143             29032

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

   As shown on page 30, the performances of Class B and Class C shares, which commenced on later dates, will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                       TEN LARGEST SALES
---------------------                       -----------------
Amdocs (US)                                 Symantec (US)
Check Point Software Technologies (Israel)* Venture Manufacturing (Singapore)
Infosys Technologies (India)*               Integrated Device Technology (US)**
Oracle (US)*                                Electronics For Imaging (US)**
Samsung Electro-Mechanics (South Korea)*    Samsung Electronics (South Korea)**
LG Electronics Investment (South Korea)*    Korea Telecom (ADRs) (South Korea)**
Flextronics International (Singapore)*      Autodesk (US)
THK (Japan)*                                Amkor Technology (US)
Nokia (Finland)*                            Vodafone Group (UK)**
LG Telecom (South Korea)*                   Samsung SDI (South Korea)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

---------------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002

Seligman Global Technology Fund


                                     SHARES          VALUE
                                    --------      ------------
COMMON STOCKS  99.37%
CANADA  0.94%
Celestica* (Semiconductor
   Equipment)                        136,000      $  3,767,200
Cognos* (Application Software)       152,800         3,521,276
                                                  ------------
                                                    7,288,476
                                                  ------------
DENMARK  0.57%
Maconomy (IT Consulting
   and Services)                   1,829,000         4,429,644
                                                  ------------
FINLAND 1.11%
Nokia (Communications
   Equipment)                        531,000         8,587,374
                                                  ------------
FRANCE  1.68%
ActivCard (ADRs)*
   (Electronic Equipment
   and Instruments)                  682,900         4,302,270
Silicon-On-Insulator
   Technologies* (Electronic
   Equipment and Instruments)        249,425         3,368,921
SR Teleperformance (Media)           212,000         5,325,981
                                                  ------------
                                                    12,997,172
                                                  ------------
GREECE  1.18%
Cosmote Mobile
   Communications
   (Telecommunication
   Services)                         958,100         9,127,588
                                                  ------------
HONG KONG  0.61%
TCL International Holdings
   (Consumer Durables
   and Apparel)                   15,695,000         4,729,198
                                                  ------------
INDIA  2.88%
Infosys Technologies
   (IT Consulting and Services)      171,800        12,954,345
Satyam Computer Services
   (IT Consulting and Services)    1,750,000         9,374,106
                                                  ------------
                                                    22,328,451
                                                  ------------
ISRAEL  3.37%
Check Point Software
   Technologies* (Internet
   Software and Services)            495,000         8,979,300
Orbotech*
   (Electronic Equipment
   and Instruments)                  659,200        17,126,016
                                                  ------------
                                                    26,105,316
                                                  ------------
JAPAN  9.92%
Canon (Office Electronics)           278,000        10,647,775
Dai Nippon Printing
   (Commercial Services
   and Supplies)                     790,000         9,950,722
FANUC (Electronic Equipment
   and Instruments)                   70,000         3,879,958
HOYA (Electronic Equipment
   and Instruments)                  169,000        12,577,478
JSR (Materials)                      816,000         6,409,591
Nikon (Semiconductor
   Equipment)                        327,000         4,269,036
Omron (Electronic Equipment
   and Instruments)                  767,000        11,535,900
THK (Capital Goods)                  690,000        13,697,404
Tokyo Electron
   (Semiconductor Equipment)          53,400         3,841,158
                                                  ------------
                                                    76,809,022
                                                  ------------
LUXEMBOURG  0.00%
United Customer Management
   Solutions*
   (Telecommunication Services)    1,289,200                --
                                                  ------------

NETHERLANDS  3.32%
ASM International*
   (Semiconductor Equipment)         641,915        14,770,463
Koninklijke*
   (Telecommunication Services)      374,240         1,695,031
Oce* (Office Electronics)            408,000         5,051,524
STMicroelectronics
   (Semiconductors)                  135,000         4,193,845
                                                  ------------
                                                    25,710,863
                                                  ------------
SINGAPORE  3.38%
Chartered Semiconductor
   Manufacturing
   (Semiconductors)                   73,500         1,884,908
Creative Technology
   (Computers and Peripherals)       512,600         5,933,345
Flextronics International*
   (Electronic Equipment
   and Instruments)                  627,000         8,712,165
Venture Manufacturing
   (Electronic Equipment
   and Instruments)                1,027,000         9,632,817
                                                  ------------
                                                    26,163,235
                                                  -------------
SOUTH KOREA  9.27%
Humax (Consumer Durables
   and Apparel)                      335,800        12,074,732
LG Electronics*
   (Capital Goods)                   404,700        16,012,180
LG Electronics Investment
   (Consumer Durables
   and Apparel)                       36,300         1,602,382
LG Telecom*
   (Communications
   Equipment)                      1,924,000        11,448,472
Samsung Electro-Mechanics
   (Electronic Equipment
   and Instruments)                  320,690        18,957,780
Samsung SDI (Electronic
   Equipment and Instruments)        134,460        11,735,260
                                                  ------------
                                                    71,830,806
                                                  ------------


--------------
See footnotes on page 33.

Portfolio of Investments
APRIL 30, 2002
Seligman Global Technology Fund


                                     SHARES          VALUE
                                    --------      ------------
SWITZERLAND  1.21%
Leica Geosystems*
   (Electronic Equipment
   and Instruments)                   50,750      $  5,234,137
TEMENOS Group*
   (Systems Software)                523,291        4,162,707
                                                  ------------
                                                     9,396,844
                                                  ------------
TAIWAN  8.80%
Ambit Microsystems
   (Computers and Peripherals)     2,057,000         9,314,941
ASE Test* (Semiconductor
   Equipment)                        357,000         4,837,350
Benq (Computers and
   Peripherals)                    4,280,000         9,814,249
Compal Electronics
   (Computers and Peripherals)     5,950,000         7,997,404
Taiwan Semiconductor
   Manufacturing*
   (Semiconductors)                3,556,000         8,974,618
United Microelectronics*
   (Semiconductors)               10,426,800        15,939,440
Yageo (Electronic Equipment
   and Instruments)               13,290,000        11,039,862
Yageo (GDRs)*                         63,036           261,467
                                                  ------------
                                                    68,179,331
                                                  ------------
UNITED KINGDOM  0.27%
Psion (Computers and
   Peripherals)                    3,129,294         2,073,950
                                                  ------------
UNITED STATES  50.86%
Accenture (Class A)*
   (IT Consulting and Services)      391,000         8,383,040
Advanced Micro Devices*
   (Semiconductors)                  570,000         6,372,600
Affiliated Computer Services
   (Class A)* (Commercial
   Services and Supplies)             88,400         4,779,788
Amdocs* (Commercial Services
   and Supplies)                   1,202,600        26,132,498
Amkor Technology*
   (Semiconductor Equipment)         636,700        12,804,037
Atmel* (Semiconductor)               440,000         3,962,200
Autodesk (Application Software)    1,344,800        24,737,596
BMC Software*
   (Systems Software)                250,000         3,615,000
Cadence Design Systems*
   (Application Software)            210,000         4,300,800
Cisco Systems*
   (Communications Equipment)        500,000        7,322,500
Citrix Systems*
   (Application Software)            400,000        4,638,000
Clear Channel Communications*
   (Media)                           159,000         7,465,050
Computer Associates
   International (Systems
   Software)                         500,000         9,300,000
Computer Sciences*
   (IT Consulting and Services)      202,600         9,086,610
CSG Systems International*
   (Commercial Services
   and Supplies)                     800,000        21,044,000
J.D. Edwards* (IT Consulting
   and Services)                     309,800         3,454,270
Electro Scientific Industries*
   (Capital Goods)                   267,100         8,031,697
Electronic Data Systems
   (IT Consulting and Services)      240,600        13,054,956
ESS Technology*
   (Semiconductors)                  177,000         2,827,575
FEI* (Semiconductor
   Equipment)                        227,200         6,002,624
Garmin*
   (Communications Equipment)        510,400        11,491,656
KPMG Consulting*
   (Internet Software and Services)  250,000         4,403,750
Lexmark International (Class A)*
   (Computers and Peripherals)       450,000        26,901,000
Microsoft* (Systems Software)        558,000        29,158,290
NetIQ* (Application Software)        270,800         6,072,690
Oracle* (Systems Software)           661,000         6,639,745
Polycom* (Communications
   Equipment)                        293,800         6,069,908

Rational Software*
   (Application Software)            270,000         3,936,600
Sabre Holdings (Class A)*
   (Commercial Services
   and Supplies)                     245,000        11,392,500
Sanmina-SCI* (Electronic
   Equipment and Instruments)        660,000         6,864,000
SunGard Data Systems*
   (IT Consulting and Services)      766,000        22,796,160
Symantec*
   (Application Software)            861,000        30,479,400
Synopsys*
   (Application Software)            785,400        35,417,613
Texas Instruments
   (Semiconductors)                  160,000         4,948,800
                                                  ------------
                                                   393,886,953
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $862,616,145)                             769,644,223
OTHER ASSETS
  LESS LIABILITIES  0.63%                            4,891,658
                                                  ------------
NET ASSETS  100.00%                               $774,535,881
                                                  ============
-----------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman International Growth Fund

PERFORMANCE REVIEW

During the six months ended April 30, 2002, Seligman International Growth Fund posted a total return of 1.92% based on the net asset value of Class A shares. During the same period, the Lipper International Funds Average returned 7.08%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index returned 5.66%.

The Fund's performance lagged that of its benchmarks as good sector allocation was more than offset by stock selection and country allocation. Specifically, information technology (IT) sector stock selections in Israel and the UK performed poorly as the markets rose. These positions were sold or substantially reduced due to fundamental deterioration.

PORTFOLIO STRATEGY

The Fund's largest industry weightings at period-end were in banks, health care, and energy. We have a positive view of banking stocks, particularly in Continental Europe and the UK. In our view, despite a large number of credit defaults, banks remain strongly capitalized and reasonably profitable. The valuations of many banks have compressed to very attractive levels. Many well-managed banks sold a portion of their credit risk via syndicated loans or credit derivatives to state-owned banks and insurance companies, altering their exposure as compared to previous cycles.

Within the consumer discretionary sector, we believe German and Japanese luxury market automobiles will continue to grow market share while maintaining or expanding margins, to the detriment of mass market auto companies. Likewise, media companies are geared to economic recovery and are attractively priced. The Fund has added media companies in Spain, the Netherlands, and Australia that are poised to benefit from both recovery and industry consolidation.

Within the health care sector, we are encouraged by the prospects for biotechnology companies. The Fund has a position in a major Swiss biotech company due to its exceptional new product profile and strong profitability. We also have a position in the largest generic drug company in the world, based in Israel. We believe this company is poised to benefit from patent expirations occurring in the next few years, while biotechnology benefits from the major drug companies' scramble to build their drug pipelines.

UNITED KINGDOM

Over the past six months, the Fund significantly decreased its weighting in the UK. The UK now represents roughly 13% of assets. We had favored the UK because its economy had been stronger than the economies of the euro zone, but, in our view, that is no longer the case. We were also disappointed by recent proposed tax increases and by a monetary policy that has been less accommodative than we had hoped. In the UK's highly concentrated stock market, the Fund mainly owns financials, consumer-related stocks, and pharmaceuticals.

CONTINENTAL EUROPE

Continental Europe is the Fund's largest geographic allocation, representing just under one-half of the portfolio.

  FUND OBJECTIVE

  Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

  SELIGMAN GLOBAL INVESTMENT GROUP

  Daniel J. Barker, David Cooley (Portfolio Manager), Eli Davidoff (trader), Priscilla Lima, Edward Mehalick, Peter Paone, Peter Sheren, Man Ni Wai (trader).

INVESTMENT REPORT
Seligman International Growth Fund


This percentage is slightly lower than six months ago. Germany, France, and Switzerland are the Fund's largest country weightings in this region. Europe followed the US into an economic slowdown, and, in our view, it will emerge from the downturn at a lag as well.

The Fund has invested in basic materials companies in Europe. We have been encouraged by the consolidation trend in some basic industry segments, particularly paper, agricultural chemicals, and paints. With fewer players left in the industry, these companies have been able to maintain higher margins without much capital investment, which can lead to strong growth in cash flow.

PACIFIC REGION

The Fund's weighting in Japanese equities has been reduced slightly, while our weighting in the Pacific Region has grown significantly over the last six months. We believe that the Pacific Rim outside of Japan offers highly attractive valuations in two ways: lower price-to-earnings ratios and higher dividend yields relative to other regions. Australia is particularly strong economically and attractively valued on these measures, but many of the economies in this region boast current account surpluses and well-supported currencies. Beginning in late 2001, Asian chip manufacturers have benefited from improving demand in the US. We are especially encouraged by the improvements in corporate governance and disclosure since the 1997 currency crisis. Asia has also benefited from the fact that multinational corporations have increased their investment in this part of the world in order to take advantage of lower costs. We believe this trend is long-term, and that it will accelerate even as the global economy recovers. For this reason, the Fund is positioned to benefit from this trend via investments in Asian chip foundries and equipment makers.

Japan's economy continues to lumber toward reform. The Fund owns high-quality Japanese companies with attractive valuations and strong margins, such as automobile makers and consumer-oriented technology businesses. Japanese auto companies have been able to cut costs significantly. They have not offered discounts to stimulate demand, unlike their US counterparts. We believe their focus on innovation and profitability has led to strong market share and earnings growth. These trends are forecast to accelerate in the recovery as well.

OUTLOOK

Our outlook for the remainder of 2002 is positive, as we believe that the encouraging economic signs we have seen over the past several months will continue. Although global stock markets will likely remain volatile, we anticipate a cyclical recovery. Asia, with its export-driven economies, should be a strong beneficiary of this recovery, and the Fund has increased exposure to benefit from this. We think Europe will rebound economically as well. While we feel Asia offers a stronger profit outlook, Europe boasts high-quality companies with attractive valuations and significant secular competitive advantages. Relative to the US, we think international stocks are priced at a discount, and the Fund should reap the rewards as world stock markets post gains.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2002

                                                                                     AVERAGE ANNUAL
                                                           -------------------------------------------------------------------
                                   CLASS I                                                   CLASS B     CLASS C     CLASS D
                                    SINCE                                                     SINCE       SINCE       SINCE
                                  INCEPTION      SIX        ONE         FIVE        10      INCEPTION   INCEPTION   INCEPTION
                                  11/30/01*    MONTHS*     YEAR         YEARS      YEARS     4/22/96     5/27/99     9/21/93
                                ------------- --------     ------       ------     ------   ---------   ---------   ----------
CLASS A**
With Sales Charge                   n/a        (2.88)%    (12.78)%     (8.30)%      0.91%       n/a         n/a         n/a
Without Sales Charge                n/a         1.92      (18.94)      (7.41)       1.41        n/a         n/a         n/a

CLASS B**
With CDSC+                          n/a        (3.48)     (23.44)      (8.37)        n/a        n/a         n/a         n/a
Without CDSC                        n/a         1.52      (19.42)      (8.06)        n/a      (6.50)%       n/a         n/a

CLASS C**
With Sales Charge
  and CDSC++                        n/a        (0.35)     (20.95)        n/a         n/a        n/a      (18.47)%       n/a
Without Sales Charge
  and CDSC                          n/a         1.62      (19.33)        n/a         n/a        n/a      (18.18)        n/a

CLASS D**
With 1% CDSC                        n/a         0.62      (20.21)        n/a         n/a        n/a         n/a         n/a
Without CDSC                        n/a         1.62      (19.40)      (8.04)        n/a        n/a         n/a       (1.76)%

CLASS I**                         (0.10)%        n/a         n/a         n/a         n/a        n/a         n/a         n/a

LIPPER INTERNATIONAL
  FUNDS AVERAGE***                 3.03         7.08      (12.96)       2.18        6.31       2.72(o)    (2.63)       5.07(oo)

MSCI EAFE INDEX***                 1.90         5.66      (13.62)       1.62        6.17       1.34       (4.46)       3.82

NET ASSET VALUE
                APRIL 30, 2002     OCTOBER 31, 2001    APRIL 30, 2001            CAPITAL GAIN (LOSS) INFORMATION
                ---------------   ------------------   ---------------
CLASS A            $10.10                   $9.91             $12.46             FOR THE SIX MONTHS ENDED APRIL 30, 2002
CLASS B              9.38                    9.24              11.64             REALIZED                 $(0.598)
CLASS C              9.39                    9.24              11.64             UNREALIZED                 0.157#
CLASS D              9.39                    9.24              11.65
CLASS I             10.12                     n/a                n/a

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. Current performance may be lower than the performance quoted above.
-----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

 *** The Lipper International Funds Average and the Morgan Stanley Capital
     International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and taxes and the MSCI EAFE Index excludes the effect of taxes, fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

   + The CDSC is 5% for periods of one year or less and 2% for the five-year period.

  ++ The CDSC is 1% for periods of 18 months or less.

 (o) From April 25, 1996.

(oo) From September 23, 1993.

   # Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2002.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

     This chart compares a $10,000 hypothetical investment made in Seligman International Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended April 30, 2002, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include reinvestment of all distributions.

                        INTERNATIONAL GROWTH FUND CLASS A

        [The table below represents a line chart in the printed report.]

                                                                     Lipper
                   With             Without          MSCI        International
               Sales Charge      Sales Charge     EAFE Index     Funds Average

4/30/92             9522             10000           10000           10000
                    9333              9802            9913            9890
                    9325              9794            9794            9440
                    9548             10028            9945            9650
4/30/93            11137             11697           12205           10944
                   11310             11878           12707           11289
                   12569             13200           13504           12416
                   13847             14543           14340           13818
4/30/94            13486             14163           14274           13256
                   13807             14501           14541           13434
                   14184             14897           14906           13760
                   12575             13207           13740           12391
4/30/95            13371             14043           15114           13232
                   14268             14985           15598           14095
                   14008             14712           14896           13755
                   14968             15720           16004           14657
4/30/96            15729             16519           16889           15442
                   14995             15748           16196           14966
                   15189             15952           16506           15409
                   15658             16445           16361           16151
4/30/97            16086             16895           16789           16453
                   18386             19310           19185           18770
                   16682             17521           17316           17141
                   17127             17987           18092           17571
4/30/98            19949             20952           20015           19982
                   20540             21572           20286           20132
                   17767             18660           19038           17912
                   19489             20468           20755           19601
4/30/99            20060             21068           21976           20660
                   20530             21562           22316           21397
                   21491             22571           23486           22526
                   22776             23920           24815           25764
4/30/00            18537             19469           25093           25884
                   17497             18376           24385           25287
                   15806             16600           22861           23367
                   15101             15860           22786           23184
4/30/01            13507             14186           21063           21114
                   12066             12672           19159           19256
                   10743             11283           17220           17162
                   10570             11101           17010           17325
4/30/02            10949             11499           18196           18370

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     As shown on page 36, the performances of Class B, Class C, and Class D shares, which commenced on later dates, will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                        TEN LARGEST SALES
------------------------------               ------------------------
Bayerische Motoren Werke "BMW" (Germany)*    Sanofi-Synthelabo (France)**
Akzo Nobel (Netherlands)*                    Tandberg (Norway)**
ENI (Italy)*                                 Tesco (UK)**
CGNU (UK)*                                   Assicurazioni Generali (Italy)**
Nikon (Japan)*                               Nokia (Finland)**
Credit Agricole (France)*                    Vivendi Universal (ADRs) (France)**
Tokyo Electron (Japan)*                      Bridgestone (Japan)**
Woolworths (Australia)*                      AXA (France)**
Teva Pharmaceutical Industries               SAP (Germany)**
  (ADRs) (Israel)*                           MBL International Finance (US)**
Sony (Japan)*

Largest portfolio changes from the previous period to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

COUNTRY ALLOCATION
APRIL 30, 2002

                                                 MSCI
                                                 EAFE
                                     FUND        INDEX
                                    -----        -----
CONTINENTAL EUROPE ...............  46.46%       47.94%
   Austria .......................   1.05         0.28
   Belgium .......................     --         1.26
   Denmark .......................     --         0.85
   Finland .......................   1.37         1.43
   France ........................   8.54         9.90
   Germany .......................   9.09         8.76
   Greece ........................     --         0.56
   Ireland .......................   2.47         0.63
   Italy .........................   2.96         5.90
   Netherlands ...................   6.53         4.86
   Norway ........................     --         0.68
   Portugal ......................     --         0.38
   Spain .........................   6.72         3.16
   Sweden ........................     --         2.29
   Switzerland ...................   7.73         7.00
JAPAN ............................  12.75        24.17
PACIFIC ..........................  11.79         8.01
   Australia .....................   5.26         4.35
   Hong Kong .....................   2.95         2.48
   New Zealand ...................     --         0.16
   South Korea ...................   1.82           --
   Singapore .....................     --         1.02
   Taiwan ........................   1.76           --
UNITED KINGDOM ...................  13.04        19.88
OTHER ............................   9.22           --
   Brazil ........................   3.04           --
   Canada ........................   1.98           --
   Israel ........................   1.99           --
   Mexico ........................   1.43           --
   United States .................   0.78           --
OTHER ASSETS LESS LIABILITIES ....   6.74           --
                                   ------       ------
TOTAL ............................ 100.00%      100.00%
                                   ======       ======

LARGEST INDUSTRIES
APRIL 30, 2002

        [The table below represents a bar chart in the printed report.]

               BANKS                                  $7,793,867
               HEALTH CARE                            $5,498,505
               ENERGY                                 $5,044,050
               TECHNOLOGY HARDWARE AND EQUIPMENT      $4,395,303
               INSURANCE                              $3,646,696

REGIONAL ALLOCATION
APRIL 30, 2002

        [The table below represents a pie chart in the printed report.]


               Continental Europe                          46.46%
               Japan                                       12.75%
               Other                                        9.22%
               Other Assets Less Liabilities                6.74%
               Pacific                                     11.79%
               United Kingdom                              13.04%


LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2002

SECURITY                                                                 VALUE
--------                                                              ----------
Bayerische Motoren Werke "BMW" (Germany) ...........................  $1,587,133
ENI (Italy) ........................................................   1,392,487
Royal Bank of Scotland Group (UK) ..................................   1,229,480
Reed Elsevier (Netherlands) ........................................   1,180,075
Allianz (Germany) ..................................................   1,177,113
Bank of Ireland (Ireland) ..........................................   1,162,266
Aventis (France) ...................................................   1,152,622
GlaxoSmithKline (UK) ...............................................   1,100,219
Diageo (UK) ........................................................   1,096,549
Akzo Nobel (Netherlands) ...........................................   1,078,308

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002

Seligman International Growth Fund

                                                         SHARES         VALUE
                                                         ------      -----------
COMMON STOCK  92.79%
AUSTRALIA  4.79%
Commonwealth Bank of Australia (Banks)                   51,600      $   910,925
News Corp. (ADRs) (Media)                                15,500          408,890
Woolworths (Consumer Staples)                           132,700          936,340
                                                                     -----------
                                                                       2,256,155
                                                                     -----------
AUSTRIA 1.05%
Mayr-Melnhof Karton (Containers and Packaging)            7,400          492,287
                                                                     -----------

BRAZIL  3.04%
Empresa Brasileira de Aeronautica "Embraer" (ADRs)
  (Capital Goods)                                        38,700          891,261
Petroleo Brasileiro "Petrobras" (ADRs)* (Energy)         22,000          541,200
                                                                     -----------
                                                                       1,432,461
                                                                     -----------
CANADA  1.98%
Barrick Gold (Metals and Mining)                         46,500          933,255
                                                                     -----------

FINLAND  1.37%
UPM-Kymmene* (Paper and Forest Products)                 18,500          646,343
                                                                     -----------

FRANCE  8.54%
Aventis (Health Care)                                    16,234        1,152,622
Carrefour (Consumer Staples)                              9,500          414,454
Castorama Dubois Investissement (Retailing)              13,100          728,986
Credit Agricole (Banks)                                  46,500          982,292
TotalFinaElf (Energy)                                     4,900          742,133
                                                                     -----------
                                                                       4,020,487
                                                                     -----------
GERMANY  9.09%
Allianz (Insurance)                                       5,000        1,177,113
Bayerische Motoren Werke "BMW"
   (Automobiles and Components)                          40,050        1,587,133
Deutsche Bank (Banks)                                     8,600          566,310
E.ON (Utilities)                                         18,250          950,004
                                                                     -----------
                                                                       4,280,560
                                                                     -----------
HONG KONG  2.95%
CNOOC (Energy)                                          573,000          760,420
Hutchison Whampoa (Capital Goods)                        72,000          630,077
                                                                     -----------
                                                                       1,390,497
                                                                     -----------
IRELAND  2.47%
Bank of Ireland (Banks)                                 100,059        1,162,266
                                                                     -----------

ISRAEL  1.99%
Teva Pharmaceutical Industries (ADRs) (Health Care)      16,700      $   936,786
                                                                     -----------

ITALY  2.96%
ENI (Energy)                                             90,700        1,392,487
                                                                     -----------

JAPAN  12.75%
Canon (ADRs) (Technology Hardware and Equipment)         22,300          854,120
Honda Motor (Automobiles and Components)                 22,000          986,493
Nikon (Technology Hardware and Equipment                 75,000          979,137
Sony (Capital Goods)                                     16,500          886,303
Takeda Chemical Industries (Health Care)                 11,300          494,383
Tokyo Electron (Technology Hardware and Equipment)       12,200          877,568
Toyota Motor (Automobiles and Components)                34,000          926,394
                                                                     -----------
                                                                       6,004,398
                                                                     -----------
MEXICO  1.43%
Tubos de Acero de Mexico "TAMSA" (ADRs) (Energy)         63,800          673,090
                                                                     -----------

NETHERLANDS  6.53%
Aegon (Insurance)                                        33,292          764,433
Akzo Nobel (Chemicals)                                   25,100        1,078,308
Koninklijke (Royal) KPN
  (Telecommunication Services)                           11,367           51,484
Reed Elsevier* (Media)                                   85,100        1,180,075
                                                                     -----------
                                                                       3,074,300
                                                                     -----------

SOUTH KOREA  1.82%
Samsung Electro-Mechanics
  (Technology Hardware and Equipment)                     7,700          455,190
Samsung Electronics
  (Technology Hardware and Equipment)                     1,350          400,078
                                                                     -----------
                                                                         855,268
                                                                     -----------
SPAIN  6.72%
Banco Bilbao Vizcaya Argentaria (Banks)                  82,750          964,188
Banco Popular Espanol (Banks)                            17,950          735,582
Sogecable* (Media)                                       44,800          929,034
Union Fenosa (Utilities)                                 30,300          533,941
                                                                     -----------
                                                                       3,162,745
                                                                     -----------

----------
See footnotes on page 40.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002
Seligman International Growth Fund

                                                         SHARES         VALUE
                                                         ------      -----------
SWITZERLAND  7.73%
Credit Suisse Group (Banks)                              17,200      $   612,524
Novartis (Health Care)                                   22,500          942,790
Serono (Health Care)                                      1,140          871,705
Swiss Re (Insurance)                                      7,600          766,257
Syngenta (Chemicals)                                      7,200          443,992
                                                                     -----------
                                                                       3,637,268
                                                                     -----------
TAIWAN  1.76%
United Microelectronics*
   (Technology Hardware and Equipment)                   82,100          829,210
                                                                     -----------

UNITED KINGDOM  13.04%
Barclays* (Banks)                                        72,000          630,300
BP (ADRs) (Energy)                                       18,400          934,720
Centrica (Utilities)                                     68,525          210,856
CGNU (Insurance)                                         91,300          938,893
Diageo (Consumer Staples)                                82,636        1,096,549
GlaxoSmithKline (Health Care)                            45,502        1,100,219
Royal Bank of Scotland Group* (Banks)                    42,890        1,229,480
                                                                     -----------
                                                                       6,141,017
                                                                     -----------

UNITED STATES  0.78%
Amdocs* (Commercial Services and Supplies)               16,900      $   367,237
                                                                     -----------

TOTAL COMMON STOCKS
  (Cost $42,953,083)                                                  43,688,117

PREFERRED STOCK  0.47%
AUSTRALIA  0.47%
News Corp. (Media)
  (Cost $207,907)                                        40,500          223,306
                                                                     -----------

TOTAL INVESTMENTS  93.26%
  (Cost $43,160,990)                                                  43,911,423

OTHER ASSETS
  LESS LIABILITIES  6.74%
                                                                       3,171,762
                                                                     -----------
NET ASSETS  100.00%                                                  $47,083,185
                                                                     ===========
----------
* Non-income producing security.
See Notes to Financial Statement.

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002

                                                                                         GLOBAL
                                                        EMERGING         GLOBAL          SMALLER          GLOBAL
                                                         MARKETS         GROWTH         COMPANIES       TECHNOLOGY     INTERNATIONAL
                                                           FUND           FUND            FUND             FUND         GROWTH FUND
                                                       -----------    ------------    ------------    --------------   -------------
ASSETS:
Investments, at value (see portfolios of investments):
  Common Stocks ....................................   $53,184,094    $104,242,932    $238,254,319    $  769,644,223    $43,688,117
  Preferred Stocks .................................            93         249,772              --                --        223,306
                                                       -----------    ------------    ------------    --------------    -----------
                                                        53,184,187     104,492,704     238,254,319       769,644,223     43,911,423
Cash denominated in U.S. dollars ...................       149,262          98,093      11,930,072                --             --
Cash denominated in foreign currencies .............     1,230,856         106,290       1,349,520                --             --
Receivable for Capital Stock sold ..................       925,337       2,470,863       6,909,764         4,535,781      3,473,386
Receivable for securities sold .....................       693,610       3,521,009       6,463,736        17,607,247      1,419,602
Receivable for dividends and interest ..............       127,001         222,551         551,858           174,131        213,747
Expenses prepaid to shareholder service agent ......        23,454          43,330          78,710           265,944         24,647
Unrealized appreciation on forward currency
  contracts ........................................            --              83           1,831             1,786             68
Other ..............................................        16,196          14,825          27,030            50,650         22,005
                                                       -----------    ------------    ------------    --------------    -----------
TOTAL ASSETS: ......................................    56,349,903     110,969,748     265,566,840       792,279,762     49,064,878
                                                       -----------    ------------    ------------    --------------    -----------
LIABILITIES:

Bank overdrafts ....................................            --              --              --         1,084,881        429,382
Payable for securities purchased ...................     1,025,517       1,405,113       5,427,789        11,465,979      1,237,741
Payable for Capital Stock repurchased ..............       332,511         637,931       1,335,882         3,000,624        178,222
Payable to Manager .................................        56,450          92,394         207,981           675,804         37,073
Unrealized depreciation on forward currency
  contracts ........................................           853           3,755         146,514            19,179          3,859
Accrued expenses and other .........................       155,176         199,450         407,596         1,497,414         95,416
                                                       -----------    ------------    ------------    --------------    -----------
TOTAL LIABILITIES ..................................     1,570,507       2,338,643       7,525,762        17,743,881      1,981,693
                                                       -----------    ------------    ------------    --------------    -----------
NET  ASSETS ........................................   $54,779,396    $108,631,105    $258,041,078    $  774,535,881    $47,083,185
                                                       ===========    ============    ============    ==============    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ..........................................   $     6,150    $      8,152    $      9,373    $       37,969    $     2,729
  Class B ..........................................         1,730           3,247           6,519            10,862            614
  Class C ..........................................           211             941             197             3,953            252
  Class D ..........................................         1,367           4,457           5,805            14,709            989
  Class I ..........................................           297             197             258               n/a            208
Additional paid-in capital .........................    72,963,783     162,181,325     280,415,293     1,285,709,377     69,894,630
Accumulated net investment loss ....................      (446,566)       (941,947)     (2,015,194)       (9,313,926)      (381,167)
Accumulated net realized loss on investments .......   (25,610,649)    (44,266,481)    (28,854,283)     (408,947,523)   (23,180,433)
Net unrealized appreciation (depreciation)
  of investments ...................................     7,960,524      (9,054,646)     11,351,195       (94,859,567)       116,093
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities
  denominated in foreign currencies and
  forward exchange contracts .......................       (97,451)        695,860      (2,878,085)        1,880,027        629,270
                                                       -----------    ------------    ------------    --------------    -----------
NET ASSETS .........................................   $54,779,396    $108,631,105    $258,041,078    $  774,535,881    $47,083,185
                                                       ===========    ============    ============    ==============    ===========
NET ASSETS:
  Class A ..........................................   $35,049,843    $ 53,699,795    $114,098,817    $  452,809,628    $27,571,496
  Class B ..........................................   $ 9,434,325    $ 20,135,922    $ 73,271,884    $  118,445,882    $ 5,760,527
  Class C ..........................................   $ 1,148,351    $  5,840,586    $  2,209,604    $   43,111,814    $ 2,362,847
  Class D ..........................................   $ 7,453,457    $ 27,654,553    $ 65,312,757    $  160,168,557    $ 9,286,934
  Class I ..........................................   $ 1,693,420    $  1,300,249    $  3,148,016               n/a    $ 2,101,381
SHARES OF CAPITAL STOCK OUTSTANDING:
  Class A ..........................................     6,150,219       8,151,693       9,372,927        37,969,199      2,728,942
  Class B ..........................................     1,730,122       3,246,906       6,518,903        10,861,880        613,912
  Class C ..........................................       210,684         941,254         196,396         3,952,480        251,722
  Class D ..........................................     1,367,303       4,456,648       5,805,028        14,708,959        989,329
  Class I ..........................................       296,575         197,134         258,379               n/a        207,688
NET ASSET VALUE PER SHARE:
  CLASS A ..........................................         $5.70           $6.59          $12.17            $11.93         $10.10
  CLASS B ..........................................         $5.45           $6.20          $11.24            $10.90          $9.38
  CLASS C ..........................................         $5.45           $6.21          $11.25            $10.91          $9.39
  CLASS D ..........................................         $5.45           $6.21          $11.25            $10.89          $9.39
  CLASS I ..........................................         $5.71           $6.60          $12.18               N/A         $10.12

----------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002

                                                                                         GLOBAL
                                                        EMERGING         GLOBAL          SMALLER          GLOBAL
                                                         MARKETS         GROWTH         COMPANIES       TECHNOLOGY     INTERNATIONAL
                                                           FUND           FUND            FUND             FUND         GROWTH FUND
                                                       -----------    ------------    ------------    --------------   -------------
INVESTMENT INCOME:
Dividends ..........................................   $   414,751    $    624,696    $    791,337    $      803,505    $   327,103
Interest ...........................................         9,280          33,711          96,787            85,020         17,720
                                                       -----------    ------------    ------------    --------------    -----------
TOTAL INVESTMENT INCOME* ...........................       424,031         658,407         888,124           888,525        344,823
                                                       -----------    ------------    ------------    --------------    -----------

EXPENSES:
Management fees ....................................       282,739         630,500       1,264,264         4,361,902        214,836
Shareholder account services .......................       183,935         243,095         416,646         1,624,932        150,999
Distribution and service fees ......................       114,471         394,755         841,861         2,457,949        116,134
Custody and related services .......................        92,718          47,571         123,236           451,925         19,954
Registration .......................................        25,125          25,751          32,781            64,862         25,522
Shareholder reports and communications .............        21,961          46,315          32,194           225,338         26,110
Audit and legal fees ...............................        19,096          31,836          43,785            74,042         19,297
Directors' fees and expenses .......................         4,098           5,268           7,713            15,533          4,794
Miscellaneous ......................................         2,340           1,903           1,924             1,948          2,041
                                                       -----------    ------------    ------------    --------------    -----------
TOTAL EXPENSES .....................................       746,483       1,426,994       2,764,404         9,278,431        579,687
                                                       -----------    ------------    ------------    --------------    -----------
NET INVESTMENT LOSS ................................      (322,452)       (768,587)     (1,876,280)       (8,389,906)      (234,864)
                                                       -----------    ------------    ------------    --------------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss on investments ...................      (474,564)     (4,286,975)     (4,452,358)      (10,554,315)    (2,255,247)
Net realized loss from foreign currency
  transactions .....................................      (683,049)     (1,070,872)     (7,490,734)       (6,448,400)      (746,741)
Net change in unrealized appreciation
   (depreciation) of investments ...................    15,025,073         711,086      30,527,612        74,241,018      3,838,877
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies
   and forward currency contracts ..................       614,869         307,034       6,067,733         3,504,665        478,098
                                                       -----------    ------------    ------------    --------------    -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS ....................    14,482,329      (4,339,727)     24,652,253        60,742,968      1,314,987
                                                       -----------    ------------    ------------    --------------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ..................................   $14,159,877    $ (5,108,314)   $ 22,775,973    $   52,353,062    $ 1,080,123
                                                       ===========    ============    ============    ==============    ===========
----------
* Net of foreign taxes withheld as follows:                $25,674         $56,083         $68,880          $111,307        $39,675

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                  EMERGING MARKETS               GLOBAL GROWTH                GLOBAL SMALLER
                                                        FUND                         FUND                     COMPANIES FUND
                                              -------------------------   ---------------------------   ---------------------------
                                               SIX MONTHS      YEAR        SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                  ENDED        ENDED          ENDED          ENDED          ENDED          ENDED
                                                 4/30/02     10/31/01        4/30/02       10/31/01        4/30/02       10/31/01
                                              -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS:
Net investment loss ........................  $  (322,452)  $  (682,548)  $   (768,587)  $ (2,042,056)  $ (1,876,280)  $ (4,821,472)
Net realized loss on investments ...........     (474,564)  (11,207,345)    (4,286,975)   (35,412,377)    (4,452,358)    (2,628,951)
Net realized loss from foreign currency
  transactions .............................     (683,049)   (2,733,121)    (1,070,872)    (3,985,975)    (7,490,734)   (13,688,109)
Net change in unrealized appreciation
  (depreciation) of investments ............   15,025,073     1,715,907        711,086    (55,500,000)    30,527,612   (111,501,212)
Net change in unrealized appreciation
  (depreciation) on translation of
  assets and liabilities denominated
  in foreign currencies and forward
  currency contracts .......................      614,869       737,885        307,034      5,597,108      6,067,733     10,598,362
                                              -----------   -----------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ..........................   14,159,877   (12,169,222)    (5,108,314)   (91,343,300)    22,775,973   (122,041,382)
                                              -----------   -----------   ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized long-term gain on investments:
  Class A ..................................           --            --             --    (23,368,469)            --    (15,710,183)
  Class B ..................................           --            --             --     (9,396,993)            --    (12,300,371)
  Class C ..................................           --            --             --     (2,237,001)            --       (207,779)
  Class D ..................................           --            --             --    (17,666,570)            --    (11,949,478)
                                              -----------   -----------   ------------   ------------   ------------   ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..           --            --             --    (52,669,033)            --    (40,167,811)
                                              -----------   -----------   ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..........   14,538,934    14,906,623      8,013,072     72,863,354     25,072,024    114,451,272
Exchanged from associated Funds ............   24,273,244    25,720,636     55,738,152    448,188,471    114,098,319    702,639,450
Value of shares issued in payment of
  gain distributions .......................           --            --             --     47,663,585             --     35,915,475
                                              -----------   -----------   ------------   ------------   ------------   ------------
Total ......................................   38,812,178    40,627,259     63,751,224    568,715,410    139,170,343    853,006,197
                                              -----------   -----------   ------------   ------------   ------------   ------------
Cost of shares repurchased .................  (12,081,934)  (17,526,894)   (24,583,633)  (112,253,548)   (48,087,578)  (180,975,685)
Exchanged into associated Funds ............  (20,233,434)  (23,779,584)   (59,060,128)  (474,517,979)  (111,506,172)  (748,853,980)
                                              -----------   -----------   ------------   ------------   ------------   ------------
Total ......................................  (32,315,368)  (41,306,478)   (83,643,761)  (586,771,527)  (159,593,750)  (929,829,665)
                                              -----------   -----------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NETS ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ..........    6,496,810      (679,219)   (19,892,537)   (18,056,117)   (20,423,407)   (76,823,468)
                                              -----------   -----------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ..........   20,656,687   (12,848,441)   (25,000,851)  (162,068,450)     2,352,566   (239,032,661)

NET ASSETS:
Beginning of period ........................   34,122,709    46,971,150    133,631,956    295,700,406    255,688,512    494,721,173
                                              -----------   -----------   ------------   ------------   ------------   ------------
END OF PERIOD* .............................  $54,779,396   $34,122,709   $108,631,105   $133,631,956   $258,041,078   $255,688,512
                                              ===========   ===========   ============   ============   ============   ============

----------
* Net of accumulated net investment
  loss as follows: .........................     $446,566        $3,045       $941,947         $4,912     $2,015,194        $13,251

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 GLOBAL TECHNOLOGY                INTERNATIONAL
                                                                       FUND                        GROWTH FUND
                                                           ----------------------------    --------------------------
                                                            SIX MONTHS         YEAR        SIX MONTHS        YEAR
                                                               ENDED           ENDED          ENDED          ENDED
                                                              4/30/02        10/31/01        4/30/02       10/31/01
                                                           ------------    ------------    -----------    -----------
OPERATIONS:
Net investment loss ....................................   $ (8,389,906)   $(19,787,129)   $  (234,864)   $  (141,163)
Net realized loss on investments .......................    (10,554,315)   (379,087,196)    (2,255,247)   (10,385,758)
Net realized loss from foreign currency
  transactions .........................................     (6,448,400)    (11,903,442)      (746,741)    (2,156,513)
Net change in unrealized appreciation (depreciation)
  of investments .......................................     74,241,018    (347,580,125)     3,838,877     (8,151,124)
Net change in unrealized appreciation (depreciation)
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ...........................      3,504,665      16,328,396        478,098      2,743,172
                                                           ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......     52,353,062    (742,029,496)     1,080,123    (18,091,386)
                                                           ------------    ------------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized short-term gain on investments:**
  Class A ..............................................             --     (10,468,423)            --             --
  Class B ..............................................             --      (2,865,460)            --             --
  Class C ..............................................             --      (1,059,332)            --             --
  Class D ..............................................             --      (4,229,134)            --             --
Net realized long-term gain on investments:
  Class A ..............................................             --    (177,964,029)            --             --
  Class B ..............................................             --     (48,718,085)            --             --
  Class C ..............................................             --     (18,005,304)            --             --
  Class D ..............................................             --     (71,911,795)            --             --
                                                           ------------    ------------    -----------    -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..............             --    (335,221,562)            --             --
                                                           ------------    ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ......................     37,981,490     128,102,716     13,941,375     53,331,724
Exchanged from associated Funds ........................    151,079,853     537,803,798     74,833,498    336,641,811
Value of shares issued in payment of
  gain distributions ...................................             --     310,965,804             --             --
                                                           ------------    ------------    -----------    -----------
Total ..................................................    189,061,343     976,872,318     88,774,873    389,973,535
                                                           ------------    ------------    -----------    -----------
Cost of shares repurchased .............................   (111,627,985)   (283,156,811)   (11,543,217)   (52,126,737)
Exchanged into associated Funds ........................   (168,393,609)   (582,617,940)   (70,187,122)  (357,227,774)
                                                           ------------    ------------    -----------    -----------
Total ..................................................   (280,021,594)   (865,774,751)   (81,730,339)  (409,354,511)
                                                           ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NETS ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...........................    (90,960,251)    111,097,567      7,044,534    (19,380,976)
                                                           ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS ......................    (38,607,189)   (966,153,491)     8,124,657    (37,472,362)
NET ASSETS:
Beginning of period ....................................    813,143,070    1,779,296,561    38,958,528     76,430,890
                                                           ------------    ------------    -----------    -----------
END OF PERIOD* .........................................   $774,535,881    $813,143,070    $47,083,185    $38,958,528
                                                           ============    ============    ===========    ===========

----------
*  Net of accumulated net investment
   loss as follows:                                          $9,313,926         $12,185       $381,167        $12,078

** For tax purposes, these distributions are considered ordinary income.


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Global Fund Series, Inc. (the "Series") consists of five separate Funds: Seligman Emerging Markets Fund (the "Emerging Markets Fund"), Seligman Global Growth Fund (the "Global Growth Fund"), Seligman Global Smaller Companies Fund (the "Global Smaller Companies Fund"), Seligman Global Technology Fund (the "Global Technology Fund"), and Seligman International Growth Fund (the "International Growth Fund"). Each Fund of the Series offers five classes of shares with the exception of Global Technology Fund, which offers four classes of shares.

     Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, and International Growth Fund on November 30, 2001, and are offered to certain institutional clients. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

A. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

          (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

          (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

          The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

          Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at April 30, 2002, was substantially the same as its cost.

          The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the

NOTES TO FINANCIAL STATEMENTS

     Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FORWARD CURRENCY CONTRACTS -- The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

D. TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

E. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

F. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For all Funds, with the exception of Global Technology Fund, effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses. Prior to that date, distribution and service fees were the only class-specific expenses.

G. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002, were as follows:

       FUND                                       PURCHASES            SALES
-----------------------------                    ------------       ------------
Emerging Markets Fund                            $ 39,288,560       $ 32,779,886
Global Growth Fund                                 81,448,594        106,689,977
Global Smaller Companies Fund                     132,572,641        157,347,975
Global Technology Fund                            673,444,802        678,526,452
International Growth Fund                          47,264,165         45,306,586

     At April 30, 2002, each Fund's cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency trans-lations, were as follows:

                                                    TOTAL              TOTAL
                                                  UNREALIZED         UNREALIZED
       FUND                                      APPRECIATION       DEPRECIATION
-----------------------------                    ------------       ------------
Emerging Markets Fund                             $11,265,783       $  3,406,523
Global Growth Fund                                  6,333,555         14,685,534
Global Smaller Companies Fund                      36,431,400         27,813,828
Global Technology Fund                             78,383,157        171,355,079
International Growth Fund                           2,596,442          1,846,009

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund's average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund's average daily net assets, 1.15% of the next $1 billion of the Fund's average daily net assets, and 1.05% of the Fund's average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund's

NOTES TO FINANCIAL STATEMENTS

average daily net assets, 0.95% of the next $2 billion of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets in excess of $4 billion. The annual management fee rate with respect to each other Fund is equal to 1.00% of the first $1 billion of the Fund's average daily net assets, 0.95% of the next $1 billion of the Fund's average daily net assets, and 0.90% of the Fund's daily net assets in excess of $2 billion. The management fees reflected in the Statements of Operations represent 1.25% per annum of the average daily net assets of the Emerging Markets Fund, and 1.00% per annum of the average daily net assets of each of the other Funds of the Series.

     Henderson Investment Management Limited (the "Subadviser") is the subadviser to the Global Smaller Companies Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund's international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee at a rate equal to 0.50% per annum of the average monthly assets under the Subadviser's supervision. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

     Prior to April 1, 2000, the Subadviser also served as subadviser with respect to the international investments for the other Funds of the Series. On that date, the Manager assumed full responsibility for the international investments of those Funds.

     Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Fund's shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                                                 DISTRIBUTOR          DEALER
       FUND                                      CONCESSIONS        COMMISSIONS
-----------------------------                    ------------       ------------

Emerging Markets Fund                               $   581           $  5,840
Global Growth Fund                                    1,451             13,401
Global Smaller Companies Fund                         2,390             22,099
Global Technology Fund                               16,986            154,632
International Growth Fund                               902              9,302

     Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quar- terly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the six months ended April 30, 2002, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $36,201, $76,906, $136,922, $632,984, and $30,209, respectively, or 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

     Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended April 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

       FUND                                 CLASS B       CLASS C       CLASS D
-----------------------------               --------      --------      --------
Emerging Markets Fund                       $ 40,671      $  5,051      $ 32,548
Global Growth Fund                           116,816        33,345       167,688
Global Smaller Companies Fund                361,845         9,713       333,381
Global Technology Fund                       666,098       243,712       915,155
International Growth Fund                     29,136        10,846        45,943

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class Cshares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2002, such charges were as follows:

       FUND                               AMOUNT
-----------------------------             -------
Emerging Markets Fund                     $ 4,748
Global Growth Fund                          4,200
Global Smaller Companies Fund              16,094
Global Technology Fund                     19,374
International Growth Fund                   4,736

NOTES TO FINANCIAL STATEMENTS

     The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregates of such payments retained by the Distributor for the six months ended April 30, 2002, were as follows:

       FUND                               AMOUNT
-----------------------------            --------
Emerging Markets Fund                    $ 30,605
Global Growth Fund                        87,770
Global Smaller Companies Fund            272,609
Global Technology Fund                   501,697
International Growth Fund                 21,910

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2002, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                                  DISTRIBUTION
       FUND                                      COMMISSIONS    AND SERVICE FEES
-----------------------------                    -----------    ----------------
Emerging Markets Fund                              $   466           $ 2,632
Global Growth Fund                                  18,876             3,022
Global Smaller Companies Fund                       29,338             7,257
Global Technology Fund                              22,992            45,133
International Growth Fund                              414             3,785

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

       FUND                              AMOUNT
---------------------------            ----------
Emerging Markets Fund                  $  183,935
Global Growth Fund                        243,095
Global Smaller Companies Fund             416,646
Global Technology Fund                  1,624,932
International Growth Fund                 150,999

These charges are in accordance with a methodology approved by the Series' directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at April 30, 2002, are included in other liabilities, as follows:

       FUND                              AMOUNT
---------------------------            ----------
Emerging Markets Fund                     $ 3,609
Global Growth Fund                          5,641
Global Smaller Companies Fund              14,266
Global Technology Fund                     14,029
International Growth Fund                  12,667

5. COMMITTED LINE OF CREDIT -- The Series is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund's borrowings have been limited to 5% of its net assets, with the exception of Emerging Markets Fund, which has been limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires on June 26, 2002, but is renewable annually with the consent of the participating banks. The Series intends to maintain a committed line of credit. For the six months ended April 30, 2002, the Series did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At October 31, 2001, the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $23,717,110, $38,226,326, $13,238,595, $386,939,338, and $20,084,083, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At April 30, 2002, the Funds had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                              UNREALIZED
                                         FOREIGN           IN EXCHANGE    SETTLEMENT                         APPRECIATION
CONTRACT                                CURRENCY               FOR           DATE            VALUE US $     (DEPRECIATION)
--------                               ----------          -----------    ----------         ----------      ------------
EMERGING MARKETS FUND
Purchases:
South African rand                        680,673            64,703         5/6/02             64,039         $    (664)
                                                                                                              =========
Sales:
British pounds                             38,471            56,029         5/1/02             56,037         $      (8)
Brazilian real                            168,848            71,319         5/2/02             71,500              (181)
                                                                                                              ---------
                                                                                                              $    (189)
                                                                                                              =========

GLOBAL GROWTH FUND
Purchases:
Japanese yen                           89,855,160           703,037         5/2/02            699,507         $  (3,530)
                                                                                                              =========
Sales:
British pounds                            450,728           656,395         5/2/02            656,530         $    (135)
Euros                                     110,520            99,601         5/2/02             99,518                83
Euros                                     105,886            95,255         5/3/02             95,345               (90)
                                                                                                              ---------
                                                                                                              $    (142)
                                                                                                              =========

GLOBAL SMALLER COMPANIES FUND
Purchases:
Euros                                   1,700,000         1,532,720         5/2/02          1,530,765         $  (1,955)
Japanese yen                          742,839,000         5,801,390         5/14/02         5,782,873           (18,517)
                                                                                                              ---------
                                                                                                              $ (20,472)
                                                                                                              =========
Sales:
Australian dollars                        321,521           173,525         5/1/02            172,786         $     739
British pounds                            109,091           158,956         5/1/02            158,901                55
Danish kroner                          11,775,375         1,426,972         5/2/02          1,425,935             1,037
Swiss francs                              763,302           469,956         5/2/02            470,695              (739)
Japanese yen                          742,839,000         5,657,570         5/14/02         5,782,873          (125,303)
                                                                                                              ---------
                                                                                                              $(124,211)
                                                                                                              =========

GLOBAL TECHNOLOGY FUND
Purchases:
Japanese yen                          417,729,980         3,268,623         5/1/02          3,251,956         $ (16,667)
Hong Kong dollars                       6,754,208           866,024         5/2/02            866,030                 6
Hong Kong dollars                       3,936,299           504,718         5/3/02            504,715                (3)
                                                                                                              ---------
                                                                                                              $ (16,664)
                                                                                                              =========
Sales:
Euros                                   2,373,462         2,138,964         5/2/02          2,137,184         $   1,780
Swiss francs                               60,888            37,504         5/2/02             37,547               (43)
Euros                                   2,877,345         2,588,459         5/3/02          2,590,904            (2,445)
Swiss francs                              100,001            61,645         5/3/02             61,666               (21)
                                                                                                              ---------
                                                                                                              $    (729)
                                                                                                              =========

INTERNATIONAL GROWTH FUND
Purchases:
Japanese yen                           93,598,909           732,328         5/2/02            728,651         $  (3,677)
                                                                                                              ---------

Sales:
British pounds                            361,321           526,192         5/2/02            526,300         $    (108)
Euros                                      90,874            81,895         5/2/02             81,827                68
Euros                                      86,960            78,229         5/3/02             78,303               (74)
                                                                                                              ---------
                                                                                                              $    (114)
                                                                                                              =========

Notes to Financial Statements

8. CAPITAL STOCK SHARE TRANSACTIONS-- The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At April 30, 2002, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:

                                              CLASS A                                                CLASS B
                       -----------------------------------------------------   ----------------------------------------------------
                           SIX MONTHS ENDED                YEAR ENDED               SIX MONTHS ENDED              YEAR ENDED
                            APRIL 30, 2002              OCTOBER 31, 2001             APRIL 30, 2002            OCTOBER 31, 2001
                       ----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
                         SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
EMERGING MARKETS FUND
Sales of shares ......  2,509,959   $ 12,349,045    2,477,988   $ 12,261,355       88,011   $   435,911      172,926   $    812,547
Exchanged from
  associated Funds ...  4,234,992     22,633,157    4,630,544     23,109,139      115,102       596,293      122,539        600,113
Transferred from
  Class A ............         --             --           --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................  6,744,951     34,982,202    7,108,532     35,370,494      203,113     1,032,204      295,465      1,412,660
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Shares repurchased ... (2,055,247)   (10,376,886)  (2,783,288)   (13,979,609)    (150,943)     (733,542)    (363,582)    (1,687,380)
Exchanged into
  associated Funds ... (3,511,437)   (18,965,116)  (4,108,396)   (20,613,946)     (77,109)     (364,943)    (244,628)    (1,122,050)
Transferred to
  Class I ............   (137,907)      (699,188)          --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................ (5,704,591)   (30,041,190)  (6,891,684)   (34,593,555)    (228,052)   (1,098,485)    (608,210)    (2,809,430)
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Increase (decrease) ..  1,040,360   $  4,941,012      216,848   $    776,939      (24,939)  $   (66,281)    (312,745)  $ (1,396,770)
                      ===========   ============   ==========   ============   ==========   ===========   ==========   ============

GLOBAL GROWTH FUND
Sales of shares ......    881,799   $  6,162,538    7,726,584   $ 63,113,973      104,039   $   702,719      349,472   $  3,025,213
Exchanged from
  associated Funds ...  7,671,212     53,664,621   46,817,919    420,466,260       89,687       608,262      378,727      3,211,200
Shares issued in
  payment of
  gain distributions .         --             --    2,028,087     21,072,072           --            --      837,155      8,291,677
Transferred from
  Class A ............         --             --           --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................  8,553,011     59,827,159   56,572,590    504,652,305      193,726     1,310,981    1,565,354     14,528,090
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Shares repurchased ... (1,866,971)   (13,227,537)  (9,785,846)   (82,232,787)    (462,493)   (3,099,341)    (870,886)    (6,816,851)
Exchanged into
  associated Funds ... (7,622,681)   (53,785,559)  (48,090,281) (435,928,616)    (265,463)   (1,809,667)    (676,993)    (5,602,586)
Transferred to
  Class I ............   (177,324)    (1,161,473)          --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................ (9,666,976)   (68,174,569)  (57,876,127) (518,161,403)    (727,956)   (4,909,008)  (1,547,879)   (12,419,437)
                       ----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Increase (decrease) .. (1,113,965)  $ (8,347,410)  (1,303,537)  $(13,509,098)    (534,230)  $(3,598,027)      17,475   $  2,108,653
                      ===========   ============   ==========   ============   ==========   ===========   ==========   ============

GLOBAL SMALLER
  COMPANIES FUND
Sales of shares ......  1,785,864   $ 20,825,846    7,980,615   $106,131,178       81,534   $   884,861      176,634   $  2,204,842
Exchanged from
  associated Funds ...  9,357,723    109,166,885   49,826,351    680,566,517      247,318     2,746,139       89,016      1,145,863
Shares issued in
  payment of
  gain distributions .         --             --      940,555     14,164,763           --            --      787,372     11,078,348
Transferred from
  Class A ............         --             --           --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................ 11,143,587    129,992,731   58,747,521    800,862,458      328,852     3,631,000    1,053,022     14,429,053
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Shares repurchased ... (2,489,429)   (28,965,873)  (9,853,871)  (131,308,294)    (795,408)   (8,623,338)  (1,731,615)   (21,380,045)
Exchanged into
  associated Funds ... (9,078,978)  (106,172,858)  (51,338,106) (711,205,711)    (255,923)   (2,780,547)    (658,479)    (8,083,937)
Transferred to Class I   (153,744)    (1,718,860)          --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................ (11,722,151) (136,857,591)  (61,191,977) (842,514,005)  (1,051,331)  (11,403,885)  (2,390,094)   (29,463,982)
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Increase (decrease) ..   (578,564)  $ (6,864,860)  (2,444,456)  $(41,651,547)    (722,479)  $(7,772,885)  (1,337,072)  $(15,034,929)
                      ===========   ============   ==========   ============   ==========   ===========   ==========   ============

GLOBAL TECHNOLOGY FUND
Sales of shares ......  2,458,464   $ 30,898,365    5,824,913   $ 91,512,167      295,661   $ 3,477,649    1,027,427   $ 15,569,116
Exchanged from
  associated Funds ... 10,981,518    140,491,697   29,288,552    476,236,903      261,536     3,060,797    1,161,747     17,811,609
Shares issued in
  payment of
  gain distributions .         --             --    9,350,672    175,044,567           --            --    2,736,285     47,392,451
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................ 13,439,982    171,390,062   44,464,137    742,793,637      557,197     6,538,446    4,925,459     80,773,176
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Shares repurchased ... (5,832,013)   (75,026,758)  (12,410,237) (193,983,674)  (1,030,464)  (12,092,283)  (2,014,084)   (27,789,191)
Exchanged into
  associated Funds ...(11,199,426)  (144,098,379)  (30,859,618) (501,132,737)    (728,649)   (8,534,741)  (1,714,419)   (24,203,939)
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................(17,031,439)  (219,125,137)  (43,269,855) (695,116,411)  (1,759,113)  (20,627,024)  (3,728,503)   (51,993,130)
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Increase (decrease) .. (3,591,457)  $(47,735,075)   1,194,282   $ 47,677,226   (1,201,916)  $(14,088,578)  1,196,956   $ 28,780,046
                      ===========   ============   ==========   ============   ==========   ===========   ==========   ============

INTERNATIONAL
  GROWTH FUND
Sales of shares ......  1,113,853   $ 11,148,043    3,871,971   $ 47,315,416       40,724   $   378,371       84,565   $    967,094
Exchanged from
  associated Funds ...  7,000,028     69,685,734   23,162,290    291,660,156       90,184       839,017    1,035,095     12,829,531
Transferred from
  Class A ............         --             --           --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................  8,113,881     80,833,777   27,034,261    338,975,572      130,908     1,217,388    1,119,660     13,796,625
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Shares repurchased ...   (941,926)    (9,432,544)  (3,687,014)   (44,591,979)     (62,870)     (585,891)    (111,508)    (1,229,154)
Exchanged into
  associated Funds ... (6,542,748)   (65,387,816)  (23,976,707) (304,776,568)     (97,225)     (907,471)  (1,173,676)   (14,583,582)
Transferred to
  Class I ............    (79,253)      (756,865)          --             --           --            --           --             --
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Total ................ (7,563,927)   (75,577,225)  (27,663,721) (349,368,547)    (160,095)   (1,493,362)  (1,285,184)   (15,812,736)
                      -----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
Increase (decrease) ..    549,954   $  5,256,552     (629,460)  $(10,392,975)     (29,187)  $  (275,974)    (165,524)  $ (2,016,111)
                      ===========   ============   ==========   ============   ==========   ===========   ==========   ============

----------
* Commencement of offering of shares.

                    CLASS C                                                CLASS D                                  CLASS I
----------------------   ------------------------   -------------------------   --------------------------   ----------------------
   SIX MONTHS ENDED             YEAR ENDED              SIX MONTHS ENDED               YEAR ENDED             NOVEMBER 30, 2001* TO
    APRIL 30, 2002           OCTOBER 31, 2001            APRIL 30, 2002             OCTOBER 31, 2001             APRIL 30, 2002
----------------------   ------------------------   -------------------------   --------------------------   ----------------------
 SHARES      AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT        SHARES      AMOUNT
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------

  18,263   $    92,265       84,442   $   411,635      168,720   $    822,765      300,752   $   1,421,086    160,137   $   838,948

  10,085        52,197       22,682       108,586      206,348        991,597      378,226       1,902,798         --            --

      --            --           --            --           --             --           --              --    137,907       699,188
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
  28,348       144,462      107,124       520,221      375,068      1,814,362      678,978       3,323,884    298,044     1,538,136
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 (30,945)     (146,803)     (21,993)     (102,673)    (169,317)      (816,404)    (374,519)     (1,757,232)    (1,469)       (8,299)

 (11,568)      (54,132)     (26,562)     (124,057)    (174,540)      (849,243)    (384,965)     (1,919,531)        --            --

      --            --           --            --           --             --           --              --         --            --
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 (42,513)     (200,935)     (48,555)     (226,730)    (343,857)    (1,665,647)    (759,484)     (3,676,763)    (1,469)       (8,299)
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 (14,165)  $   (56,473)      58,569   $   293,491       31,211   $    148,715      (80,506)  $    (352,879)   296,575   $ 1,529,837
========   ===========   ==========   ===========   ==========   ============   ==========   =============   ========   ===========


  33,248   $   222,946      392,421   $ 3,571,686      116,189   $    773,461      373,654   $   3,152,482     21,815   $   151,408

 145,836       952,295       62,287       562,917       76,056        512,974    2,685,802      23,948,094         --            --


      --            --      217,858     2,151,789           --             --    1,627,885      16,148,047         --            --

      --            --           --            --           --             --           --              --    177,324     1,161,473
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 179,084     1,175,241      672,566     6,286,392      192,245      1,286,435    4,687,341      43,248,623    199,139     1,312,881
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
(157,291)   (1,059,136)    (228,567)   (1,783,574)  (1,067,417)    (7,183,705)  (2,693,364)    (21,420,336)    (2,005)      (13,914)

(164,771)   (1,088,871)    (233,400)   (1,968,781)    (351,916)    (2,376,031)  (3,508,288)    (31,017,996)        --            --

      --            --           --            --           --             --           --              --         --            --
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
(322,062)   (2,148,007)    (461,967)   (3,752,355)  (1,419,333)    (9,559,736)  (6,201,652)    (52,438,332)    (2,005)      (13,914)
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
(142,978)  $  (972,766)     210,599   $ 2,534,037   (1,227,088)  $ (8,273,301)  (1,514,311)  $  (9,189,709)   197,134   $ 1,298,967
========   ===========   ==========   ===========   ==========   ============   ==========   =============   ========   ===========



  31,939   $   344,892       47,191   $   586,932      164,240   $  1,784,403      435,171   $   5,528,320    104,565   $ 1,232,022

  97,637     1,062,058       23,159       330,078      100,757      1,114,291    1,570,446      20,596,992        762         8,946


      --            --       13,300       187,399           --             --      744,142      10,484,965         --            --

      --            --           --            --           --             --           --              --    153,744     1,718,860
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 129,576     1,406,950       83,650     1,104,409      264,997      2,898,694    2,749,759      36,610,277    259,071     2,959,828
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 (16,934)     (184,418)     (29,668)     (372,105)    (947,700)   (10,305,618)  (2,257,887)    (27,915,241)      (692)       (8,331)

 (73,658)     (800,544)     (40,632)     (530,729)    (161,444)    (1,752,223)  (2,210,837)    (29,033,603)        --            --
      --            --           --            --           --             --           --              --         --            --
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 (90,592)     (984,962)     (70,300)     (902,834)  (1,109,144)   (12,057,841)  (4,468,724)    (56,948,844)      (692)       (8,331)
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
  38,984   $   421,988       13,350   $   201,575     (844,147)  $ (9,159,147)  (1,718,965)  $ (20,338,567)   258,379   $ 2,951,497
========   ===========   ==========   ===========   ==========   ============   ==========   =============   ========   ===========


 160,700   $ 1,897,983      707,370   $10,863,635      144,987   $  1,707,493      673,520   $  10,157,798

 238,328     2,809,339    1,096,191    16,906,778      395,719      4,718,020    1,819,746      26,848,508


      --            --    1,044,075    18,062,502           --             --    4,073,196      70,466,284
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------
 399,028     4,707,322    2,847,636    45,832,915      540,706      6,425,513    6,566,462     107,472,590
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------
(432,427)   (5,058,211)  (1,020,735)  (14,450,149)  (1,657,441)   (19,450,733)  (3,447,474)    (46,933,797)

(420,021)   (4,969,815)  (1,555,109)  (24,008,868)    (910,159)   (10,790,674)  (2,381,855)    (33,272,396)
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------
(852,448)  (10,028,026)  (2,575,844)  (38,459,017)  (2,567,600)   (30,241,407)  (5,829,329)    (80,206,193)
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------
(453,420)  $(5,320,704)     271,792   $ 7,373,898   (2,026,894)  $(23,815,894)     737,133   $  27,266,397
========   ===========   ==========   ===========   ==========   ============   ==========   =============

  26,635   $   253,741       85,388   $   992,736       92,026   $    857,560      352,826   $   4,056,478    130,404   $ 1,303,660

 317,504     2,937,799    1,183,407    14,095,228      147,284      1,370,948    1,458,421      18,056,896         --            --

      --            --           --            --           --             --           --              --     79,253       756,865
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 344,139     3,191,540    1,268,795    15,087,964      239,310      2,228,508    1,811,247      22,113,374    209,657     2,060,525
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
 (24,296)     (227,133)     (74,599)     (827,132)    (137,043)    (1,277,838)    (460,600)     (5,478,472)    (1,969)      (19,811)

(309,012)   (2,879,886)  (1,300,895)  (15,730,237)    (108,847)    (1,011,949)  (1,795,315)    (22,137,387)        --            --

      --            --           --            --           --             --           --              --         --            --
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
(333,308)   (3,107,019)  (1,375,494)  (16,557,369)    (245,890)    (2,289,787)  (2,255,915)    (27,615,859)    (1,969)      (19,811)
--------   -----------   ----------   -----------   ----------   ------------   ----------   -------------   --------   -----------
  10,831   $    84,521     (106,699)  $(1,469,405)      (6,580)  $    (61,279)    (444,668)  $  (5,502,485)   207,688   $ 2,040,714
========   ===========   ==========   ===========   ==========   ============   ==========   =============   ========   ===========

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

EMERGING MARKETS FUND

                                                                                       CLASS A
                                                   -----------------------------------------------------------------------
                                                   SIX MONTHS                       YEAR ENDED OCTOBER 31,
                                                       ENDED       -------------------------------------------------------
                                                      4/30/02        2001        2000        1999        1998        1997
                                                      -------      -------     -------     -------     -------     -------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD ..............     $4.11        $5.57       $6.69       $5.18       $7.34       $6.78
                                                        -----        -----       -----       -----       -----       -----

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ...............................     (0.03)       (0.06)      (0.09)      (0.07)      (0.01)      (0.05)
Net realized and unrealized gain (loss)
  on investments ..................................      1.63        (1.17)      (0.77)       1.87       (2.00)       1.05
Net realized and unrealized loss
  from foreign currency transactions ..............     (0.01)       (0.23)      (0.26)      (0.29)      (0.15)      (0.44)
                                                        -----        -----       -----       -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ..................      1.59        (1.46)      (1.12)       1.51       (2.16)       0.56
                                                        -----        -----       -----       -----       -----       -----

LESS DISTRIBUTIONS:

Dividends from net investment income ..............        --           --          --          --          --         .--
Distributions from net realized capital gain ......        --           --          --          --          --         .--
                                                        -----        -----       -----       -----       -----       -----
TOTAL DISTRIBUTIONS ...............................        --           --          --          --          --          --
                                                        -----        -----       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD ....................     $5.70        $4.11       $5.57       $6.69       $5.18       $7.34
                                                        =====        =====       =====       =====       =====       =====

TOTAL RETURN:                                           38.69%      (26.21)%    (16.74)%     29.15%     (29.43)%      8.26%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) ..........    $35,050       $21,014     $27,273    $30,822      $24,294    $44,061
Ratio of expenses to average net assets ...........      3.06%+        3.14%       2.48%      2.58%        2.22%      2.27%
Ratio of net loss to average net assets ...........    (1.19)%+      (1.37)%     (1.15)%    (1.11)%      (0.12)%    (0.56)%
Portfolio turnover rate ...........................     74.99%       133.56%     188.19%    136.94%       94.09%     84.09%

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                     CLASS B                                               CLASS C
                             -----------------------------------------------------------  ----------------------------------------
                                                                                                        YEAR ENDED
                             SIX MONTHS               YEAR ENDED OCTOBER 31,              SIX MONTHS    OCTOBER 31,       5/27/99*
                               ENDED     -----------------------------------------------    ENDED    -----------------      TO
                              4/30/02      2001      2000      1999      1998      1997    4/30/02     2001     2000     10/31/99
                             ----------  -------   -------   -------   -------   -------  ---------- -------   -------   ---------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING
  OF PERIOD ................    $3.95      $5.40     $6.52     $5.09     $7.27     $6.76     $3.95     $5.40     $6.52      $6.14
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........    (0.05)     (0.10)    (0.14)    (0.11)    (0.06)    (0.11)    (0.05)    (0.10)    (0.14)     (0.07)
Net realized and
  unrealized gain (loss)
  on investments ...........     1.56      (1.12)    (0.72)     1.83     (1.97)     1.06      1.56     (1.12)    (0.72)      0.48
Net realized and unrealized
  loss from foreign
  currency transactions ....    (0.01)     (0.23)    (0.26)    (0.29)    (0.15)    (0.44)    (0.01)    (0.23)    (0.26)     (0.03)
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............     1.50      (1.45)    (1.12)     1.43     (2.18)     0.51      1.50     (1.45)    (1.12)      0.38
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........       --         --        --        --        --        --        --        --        --         --
Distributions from net
  realized capital gain ....       --         --        --        --        --        --        --        --        --         --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL DISTRIBUTIONS ........       --         --        --        --        --        --        --        --        --         --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE,
  END OF PERIOD ............    $5.45      $3.95     $5.40     $6.52     $5.09     $7.27     $5.45     $3.95     $5.40      $6.52
                              =======    =======   =======   =======   =======   =======   =======   =======   =======    =======

TOTAL RETURN:                   37.97%    (26.85)%  (17.18)%   28.10%   (29.99)%    7.54%    37.97%   (26.85)%  (17.18)%     6.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ...........    $9,434      $6,938   $11,156  $16,129    $16,031  $28,819    $1,148       $889      $898      $307
Ratio of expenses to
  average net assets .......     3.81%+      3.89%     3.23%    3.33%      2.99%    3.04%     3.81%+     3.89%     3.23%     3.37%+
Ratio of net loss to
  average net assets .......   (1.94)%+    (2.12)%   (1.90)%  (1.86)%    (0.89)%  (1.33)%   (1.94)%+   (2.12)%   (1.90)%   (2.05)%+
Portfolio turnover rate ....    74.99%     133.56%   188.19%   36.94%     94.09%   84.09%    74.99%    133.56%   188.19%   136.94%++

                                                       CLASS D                            CLASS I
                            -----------------------------------------------------------  ---------
                            SIX MONTHS              YEAR ENDED OCTOBER 31,               11/30/01*
                              ENDED     -----------------------------------------------     TO
                             4/30/02      2001      2000      1999      1998      1997    4/30/02
                             -------    -------   -------   -------   -------   -------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD ................   $3.95      $5.40     $6.52     $5.09     $7.27     $6.76     $4.51
                             -------    -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........   (0.05)     (0.10)    (0.14)    (0.11)    (0.06)    (0.11)     0.00
Net realized and
  unrealized gain (loss)
  on investments ...........    1.56      (1.12)    (0.72)     1.83     (1.97)     1.06      1.21
Net realized and unrealized
  loss from foreign
  currency transactions ....   (0.01)     (0.23)    (0.26)    (0.29)    (0.15)    (0.44)    (0.01)
                             -------    -------   -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............    1.50      (1.45)    (1.12)     1.43     (2.18)     0.51      1.20
                             -------    -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........      --         --        --        --        --        --        --
Distributions from net
  realized capital gain ....      --         --        --        --        --        --        --
                             -------    -------   -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS ........      --         --        --        --        --        --        --
                             -------    -------   -------   -------   -------   -------   -------
NET ASSET VALUE,
  END OF PERIOD ............   $5.45      $3.95     $5.40     $6.52     $5.09     $7.27     $5.71
                             =======    =======   =======   =======   =======   =======   =======

TOTAL RETURN:                  37.97%    (26.85)%  (17.18)%   28.10%   (29.99)%    7.54%    26.61%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period
  (000s omitted) ...........   $7,453      $5,282    $7,645  $12,854    $13,667  $31,259    $1,693
Ratio of expenses to
  average net assets .......    3.81%+      3.89%     3.23%    3.33%      2.99%    3.04%     1.67%+
Ratio of net loss to
  average net assets .......  (1.94)%+    (2.12)%   (1.90)%  (1.86)%    (0.89)%  (1.33)%     0.40%+
Portfolio turnover rate ....   74.99%     133.56%   188.19%  136.94%     94.09%   84.09%    74.99%#

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND

                                                          CLASS A
                               ---------------------------------------------------------------------
                               SIX MONTHS                    YEAR ENDED OCTOBER 31,
                                 ENDED       -------------------------------------------------------
                                4/30/02        2001        2000        1999        1998        1997
                               ----------    -------     -------     -------      ------      ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......     $6.95       $13.48      $12.86       $9.62       $9.20       $8.08
                                -------      -------     -------     -------      ------      ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss .........     (0.03)       (0.06)      (0.10)      (0.07)      (0.05)      (0.05)
Net realized and
  unrealized gain (loss)
  on investments ............     (0.29)       (4.04)       2.56        3.51        0.81        1.47
Net realized and
 unrealized gain (loss)
 from foreign
 currency transactions ......     (0.04)        0.07       (0.67)      (0.20)       0.08       (0.30)
                                -------      -------     -------     -------      ------      ------
TOTAL FROM INVESTMENT
  OPERATIONS ................     (0.36)       (4.03)       1.79        3.24        0.84        1.12
                                -------      -------     -------     -------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income .........        --           --         --          --           --         --
Distributions from net
  realized capital gain .....        --        (2.50)      (1.17)        --       (0.42)         --
                                -------      -------     -------     -------      ------      ------
TOTAL DISTRIBUTIONS .........        --        (2.50)      (1.17)        --       (0.42)         --
                                -------      -------     -------     -------      ------      ------
NET ASSET VALUE,
  END OF PERIOD .............     $6.59        $6.95      $13.48      $12.86       $9.62       $9.20
                                =======      =======     =======     =======      ======      ======

TOTAL RETURN:                     (5.18)%     (35.94)%     14.33%      33.68%       9.52%      13.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) .....     $53,700      $64,366   $142,492    $120,946     $97,947    $109,060
Ratio of expenses to
  average net assets ........       1.89%+       1.79%      1.66%       1.69%       1.68%       1.69%
Ratio of net loss to
  average net assets ........     (0.84)%+     (0.64)%    (0.73)%     (0.54)%     (0.48)%     (0.59)%
Portfolio turnover rate .....      67.40%      188.94%    110.04%      65.16%      45.43%      79.32%

                                                      CLASS B                                               CLASS C
                             -----------------------------------------------------------  ----------------------------------------
                                                                                                        YEAR ENDED
                             SIX MONTHS               YEAR ENDED OCTOBER 31,              SIX MONTHS    OCTOBER 31,       5/27/99*
                               ENDED     -----------------------------------------------    ENDED    -----------------      TO
                              4/30/02      2001      2000     1999       1998      1997    4/30/02    2001      2000     10/31/99
                             ----------  -------   -------   -------   -------   -------   -------   -------   -------    -------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD ......    $6.56     $12.94    $12.47     $9.40     $9.06     $8.02     $6.57    $12.95    $12.47     $10.99
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS:

Net investment loss ........    (0.05)     (0.11)    (0.20)    (0.14)    (0.12)    (0.12)    (0.05)    (0.11)    (0.20)     (0.07)
Net realized and
  unrealized gain (loss)
  on investments ...........    (0.27)     (3.84)     2.51      3.41      0.80      1.46     (0.27)    (3.84)     2.52       1.43
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....    (0.04)      0.07     (0.67)    (0.20)     0.08     (0.30)    (0.04)     0.07     (0.67)      0.12
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............    (0.36)     (3.88)     1.64      3.07      0.76      1.04     (0.36)    (3.88)     1.65       1.48
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........       --         --        --        --        --        --        --        --        --         --
Distributions from net
  realized capital gain ....       --      (2.50)    (1.17)       --     (0.42)       --        --     (2.50)    (1.17)        --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL DISTRIBUTIONS ........       --      (2.50)    (1.17)       --     (0.42)       --        --     (2.50)    (1.17)        --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE,
 END OF PERIOD .............    $6.20      $6.56    $12.94    $12.47     $9.40     $9.06     $6.21     $6.57    $12.95     $12.47
                              =======    =======   =======   =======   =======   =======   =======   =======   =======    =======

TOTAL RETURN:                   (5.49)%   (36.40)%   13.51%    32.66%     8.76%    12.97%    (5.48)%  (36.37)%   13.60%     13.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ....    $20,136    $24,819  $48,709   $35,344   $21,930   $19,311     $5,841    $7,120  $11,315     $1,046
Ratio of expenses to
  average net assets .......      2.64%+     2.54%    2.41%     2.44%     2.44%     2.45%      2.64%+    2.54%    2.41%      2.43%+
Ratio of net loss to
  average net assets .......    (1.59)%+   (1.39)%  (1.48)%   (1.29)%   (1.24)%   (1.35)%    (1.59)%+  (1.39)%  (1.48)%    (1.18)%+
Portfolio turnover rate ....     67.40%    188.94%  110.04%    65.16%    45.43%    79.32%     67.40%   188.94%  110.04%     65.16%++

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                   CLASS D                                CLASS I
                            -----------------------------------------------------------  ---------
                            SIX MONTHS               YEAR ENDED OCTOBER 31,              11/30/01*
                              ENDED     -----------------------------------------------     TO
                             4/30/02      2001      2000      1999      1998      1997    4/30/02
                            ----------  -------   -------   -------   -------   -------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD ......   $6.57     $12.95    $12.47     $9.40     $9.06     $8.02     $7.47
                             -------    -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........   (0.05)     (0.11)    (0.20)    (0.14)    (0.12)    (0.12)    (0.01)
Net realized and
  unrealized gain (loss)
  on investments ...........   (0.27)     (3.84)     2.52      3.41      0.80      1.46     (0.82)
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....   (0.04)      0.07     (0.67)    (0.20)     0.08     (0.30)    (0.04)
                             -------    -------   -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............   (0.36)     (3.88)     1.65      3.07      0.76      1.04     (0.87)
                             -------    -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........      --         --        --        --        --        --        --
Distributions from net
  realized capital gain ....      --      (2.50)    (1.17)       --     (0.42)       --        --
                             -------    -------   -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS ........      --      (2.50)    (1.17)       --     (0.42)       --        --
                             -------    -------   -------   -------   -------   -------   -------
NET ASSET VALUE,
  END OF PERIOD ............   $6.21      $6.57    $12.95    $12.47     $9.40     $9.06     $6.60
                             =======    =======   =======   =======   =======   =======   =======

TOTAL RETURN:                  (5.48)%   (36.36)%   13.60%    32.66%     8.76%    12.97%   (11.65)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ....   $27,655   $37,327   $93,184   $77,616   $64,443   $64,300     $1,300
Ratio of expenses to
  average net assets .......     2.64%+    2.54%     2.41%     2.44%     2.44%     2.45%      1.20%+
Ratio of net loss to
  average net assets .......   (1.59)%+  (1.39)%   (1.48)%   (1.29)%   (1.24)%   (1.35)%    (0.27)%+
Portfolio turnover rate ....    67.40%   188.94%   110.04%    65.16%    45.43%    79.32%     67.40%#

GLOBAL SMALLER COMPANIES FUND

                                                           CLASS A
                                ---------------------------------------------------------------------
                                SIX MONTHS                    YEAR ENDED OCTOBER 31,
                                  ENDED       -------------------------------------------------------
                                 4/30/02        2001        2000        1999        1998        1997
                                ----------    -------     -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD ........    $11.13       $17.38      $15.74      $14.11      $15.62      $15.14
                                 -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ..........     (0.06)       (0.12)      (0.15)      (0.10)      (0.07)        .--
Net realized and
  unrealized gain (loss)
  on investments .............      1.16        (4.57)       2.58        1.94       (0.85)       1.61
Net realized and
  unrealized gain (loss)
  from foreign currency
  transactions ...............     (0.06)       (0.11)      (0.79)      (0.21)       0.04       (0.40)
                                 -------      -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT
  OPERATIONS .................      1.04        (4.80)       1.64        1.63       (0.88)       1.21
                                 -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income  .........        --           --          --          --          --          --
Distributions from net
  realized capital gain  .....        --        (1.45)         --          --       (0.63)      (0.73)
                                 -------      -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS  .........        --        (1.45)         --          --       (0.63)      (0.73)
                                 -------      -------     -------     -------     -------     -------
NET ASSET VALUE,
  END OF PERIOD  .............    $12.17       $11.13      $17.38      $15.74      $14.11      $15.62
                                 =======      =======     =======     =======     =======     =======

TOTAL RETURN:                       9.34%      (29.81)%     10.42%      11.55%      (5.82)%      8.28%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ......   $114,099      $110,745   $215,455    $213,729     $374,890   $434,397
Ratio of expenses to
  average net assets .........      1.77%+        1.81%      1.65%       1.72%        1.65%      1.67%
Ratio of net income (loss)
  to average net assets ......     (1.07)%+     (0.95)%    (0.80)%     (0.69)%      (0.45)%      0.02%
Portfolio turnover rate ......     54.87%        87.51%     85.08%      61.31%       50.81%     57.24%

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                        CLASS B                                              CLASS C
                             -----------------------------------------------------------  ----------------------------------------
                                                                                                        YEAR ENDED
                             SIX MONTHS               YEAR ENDED OCTOBER 31,              SIX MONTHS    OCTOBER 31,      5/27/99*
                               ENDED     -----------------------------------------------    ENDED    -----------------     TO
                              4/30/02      2001      2000      1999      1998     1997     4/30/02     2001      2000    10/31/99
                              -------    -------   -------   -------   -------   -------   -------   -------   -------   --------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD ......   $10.31     $16.33    $14.90    $13.46    $15.04    $14.72    $10.32    $16.35    $14.91     $13.86
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........    (0.10)     (0.21)    (0.28)    (0.20)    (0.18)    (0.11)    (0.10)    (0.21)    (0.28)     (0.06)
Net realized and
  unrealized gain (loss)
  on investments ...........     1.09      (4.25)     2.50      1.85     (0.81)     1.56      1.08     (4.26)     2.51       0.98
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....    (0.06)     (0.11)    (0.79)    (0.21)     0.04     (0.40)    (0.05)    (0.11)    (0.79)      0.13
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............     0.93      (4.57)     1.43      1.44     (0.95)     1.05      0.93     (4.58)     1.44       1.05
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........       --         --        --        --        --        --        --        --        --         --
Distributions from net
  realized capital gain ....       --      (1.45)       --        --     (0.63)    (0.73)       --     (1.45)       --         --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL DISTRIBUTIONS ........       --      (1.45)       --        --     (0.63)    (0.73)       --     (1.45)       --         --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE,
  END OF PERIOD ............   $11.24     $10.31    $16.33    $14.90    $13.46    $15.04    $11.25    $10.32    $16.35     $14.91
                              =======    =======   =======   =======   =======   =======   =======   =======   =======    =======

TOTAL RETURN:                    9.02%    (30.38)%    9.60%    10.70%    (6.54)%    7.39%     9.01%   (30.40)%    9.66%      7.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) ...........   $73,272    $74,677  $140,106  $155,345   $222,496 $247,600    $2,210     $1,625   $2,355       $363

Ratio of expenses to
  average net assets .......     2.52%+     2.56%     2.40%     2.47%      2.41%    2.43%     2.52%+     2.56%    2.40%      2.47%+
Ratio of net loss to
  average net assets .......   (1.82)%+   (1.70)%   (1.55)%   (1.44)%    (1.21)%  (0.74)%   (1.82)%+   (1.70)%  (1.55)%    (1.20)%+
Portfolio turnover rate ....    54.87%     87.51%    85.08%    61.31%     50.81%   57.24%    54.87%     87.51%   85.08%     61.31%++

                                                        CLASS D                            CLASS I
                            ------------------------------------------------------------  ---------
                            SIX MONTHS               YEAR ENDED OCTOBER 31,               11/30/01*
                              ENDED     ------------------------------------------------     TO
                             4/30/02      2001      2000      1999      1998       1997    4/30/02
                            ----------  -------   -------   -------   -------    -------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD ......  $10.32     $16.35    $14.91    $13.47    $15.05     $14.72    $11.66
                             -------    -------   -------   -------   -------    -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........   (0.10)     (0.21)    (0.28)    (0.20)    (0.18)     (0.11)    (0.01)
Net realized and
  unrealized gain (loss)
  on investments ...........    1.09      (4.26)     2.51      1.85     (0.81)      1.57      0.51
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....   (0.06)     (0.11)    (0.79)    (0.21)     0.04      (0.40)     0.02
                             -------    -------   -------   -------   -------    -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............    0.93      (4.58)     1.44      1.44     (0.95)      1.06      0.52
                             -------    -------   -------   -------   -------    -------   -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........      --         --        --        --        --         --        --
Distributions from net
  realized capital gain ....      --      (1.45)       --        --     (0.63)     (0.73)       --
                             -------    -------   -------   -------   -------    -------   -------
TOTAL DISTRIBUTIONS ........      --      (1.45)       --        --     (0.63)     (0.73)       --
                             -------    -------   -------   -------   -------    -------   -------
NET ASSET VALUE,
  END OF PERIOD ............  $11.25     $10.32    $16.35    $14.91    $13.47     $15.05    $12.18
                             =======    =======   =======   =======   =======    =======   =======

TOTAL RETURN:                   9.01%    (30.40)%    9.66%    10.69%    (6.53)%     7.47%     4.46%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ....  $65,313    $68,641  $136,806  $162,220   $272,992  $370,625    $3,148
Ratio of expenses to
  average net assets .......    2.52%+     2.56%     2.40%     2.47%      2.41%     2.43%     1.13%+
Ratio of net loss to
  average net assets .......  (1.82)%+   (1.70)%   (1.55)%   (1.44)%    (1.21)%   (0.74)%   (0.37)%+
Portfolio turnover rate ....   54.87%     87.51%    85.08%    61.31%     50.81%    57.24%    54.87%#

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

                                                           CLASS A
                               ---------------------------------------------------------------------
                               SIX MONTHS                    YEAR ENDED OCTOBER 31,
                                 ENDED       -------------------------------------------------------
                                4/30/02        2001       2000        1999         1998        1997
                               ----------    -------     -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......    $11.29       $25.60      $23.36      $12.48      $15.14      $11.31
                                -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss .........     (0.11)       (0.20)      (0.37)      (0.19)      (0.14)      (0.16)
Net realized and
  unrealized gain (loss)
  on investments ............      0.79        (9.37)       5.79       11.26        0.01        4.06
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions .....     (0.04)        0.05       (0.73)      (0.03)       0.06       (0.07)
                                -------      -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT
  OPERATIONS ................      0.64        (9.52)       4.69       11.04       (0.07)       3.83
                                -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income .........        --           --          --          --          --          --
Distributions from net
  realized capital gain .....        --        (4.79)      (2.45)      (0.16)      (2.59)         --
                                -------      -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS .........        --        (4.79)      (2.45)      (0.16)      (2.59)         --
                                -------      -------     -------     -------     -------     -------
NET ASSET VALUE,
  END OF PERIOD .............    $11.93       $11.29      $25.60      $23.36      $12.48      $15.14
                                =======      =======     =======     =======     =======     =======

TOTAL RETURN:                      5.67%      (44.62)%     20.20%      89.40%      (0.79)%     33.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) .....   $452,810     $469,075  $1,033,318    $795,234     $475,951   $583,257
Ratio of expenses to
  average net assets ........      1.81%+       1.67%       1.56%       1.59%        1.67%      1.67%
Ratio of net loss to
  average net assets ........    (1.61)%+     (1.29)%     (1.18)%     (1.10)%      (1.04)%    (1.10)%
Portfolio turnover rate .....     83.20%      130.19%     144.27%      91.12%       87.55%     94.06%

                                                        CLASS B                                            CLASS C
                             -----------------------------------------------------------  ---------------------------------------
                                                                                                        YEAR ENDED
                             SIX MONTHS             YEAR ENDED OCTOBER 31,                SIX MONTHS    OCTOBER 31,      5/27/99*
                               ENDED    ------------------------------------------------    ENDED    -----------------     TO
                              4/30/02     2001       2000      1999      1998     1997     4/30/02    2001       2000    10/31/99
                              -------   -------    -------   -------   -------   -------   -------   -------   -------    -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD ......   $10.37    $24.08     $22.26    $11.98    $14.73    $11.09    $10.37    $24.06    $22.23     $16.22
                              -------   -------    -------   -------   -------   -------   -------   -------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........    (0.14)    (0.29)     (0.57)    (0.31)    (0.23)    (0.26)    (0.14)    (0.29)    (0.57)     (0.13)
Net realized and
  unrealized gain (loss)
  on investments ...........     0.71     (8.68)      5.57     10.78      0.01      3.97      0.72     (8.66)     5.58       5.92
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....    (0.04)     0.05      (0.73)    (0.03)     0.06     (0.07)    (0.04)     0.05     (0.73)      0.22
                              -------   -------    -------   -------   -------   -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............     0.53     (8.92)      4.27     10.44     (0.16)     3.64      0.54     (8.90)     4.28       6.01
                              -------   -------    -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........       --        --         --        --        --        --        --        --        --         --
Distributions from net
  realized capital gain ....       --     (4.79)     (2.45)    (0.16)    (2.59)       --        --     (4.79)    (2.45)        --
                              -------   -------    -------   -------   -------   -------   -------   -------   -------    -------
TOTAL DISTRIBUTIONS ........       --     (4.79)     (2.45)    (0.16)    (2.59)       --        --     (4.79)    (2.45)        --
                              -------   -------    -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE,
  END OF PERIOD ............   $10.90    $10.37     $24.08    $22.26    $11.98    $14.73    $10.91    $10.37    $24.06     $22.23
                              =======   =======    =======   =======   =======   =======   =======   =======   =======    =======

TOTAL RETURN:                    5.11%   (45.03)%    19.23%    88.10%    (1.55)%   32.82%     5.21%   (44.97)%   19.30%     37.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ....  $118,446   $125,085  $261,717  $118,262   $58,575   $53,046   $43,112    $45,697  $99,452     $6,377
Ratio of expenses to
  average net assets .......     2.56%+     2.42%     2.31%     2.34%      2.43%    2.42%     2.56%+     2.42%    2.31%      2.23%+
Ratio of net loss to
  average net assets .......   (2.36)%+   (2.04)%   (1.93)%   (1.85)%    (1.80)%  (1.85)%   (2.36)%+   (2.04)%  (1.93)%    (1.72)%+
Portfolio turnover rate ....    83.20%    130.19%   144.27%    91.12%     87.55%   94.06%    83.20%    130.19%  144.27%     91.12%++

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                            CLASS D
                               ---------------------------------------------------------------------
                               SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                 ENDED       -------------------------------------------------------
                                4/30/02        2001        2000        1999       1998        1997
                               ----------    -------     -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......    $10.35       $24.05      $22.23      $11.96      $14.73      $11.09
                                -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss .........     (0.14)       (0.29)      (0.57)      (0.31)      (0.23)      (0.26)
Net realized and
  unrealized gain (loss)
  on investments ............      0.72        (8.67)       5.57       10.77       (0.01)       3.97
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions .....     (0.04)        0.05       (0.73)      (0.03)       0.06       (0.07)
                                -------      -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT
  OPERATIONS ................      0.54        (8.91)       4.27       10.43       (0.18)       3.64
                                -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income .........        --           --          --          --          --          --
Distributions from net
  realized capital gain .....        --        (4.79)      (2.45)      (0.16)      (2.59)         --
                                -------      -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS .........        --        (4.79)      (2.45)      (0.16)      (2.59)         --
                                -------      -------     -------     -------     -------     -------
NET ASSET VALUE,
  END OF PERIOD .............    $10.89       $10.35      $24.05      $22.23      $11.96      $14.73
                                =======      =======     =======     =======     =======     =======

TOTAL RETURN:                      5.22%      (45.05)%     19.25%      88.17%      (1.70)%     32.82%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) .....   $160,169      $173,286   $384,810    $300,969     $184,032   $232,882
Ratio of expenses to
  average net assets ........      2.56%+        2.42%      2.31%       2.34%        2.43%      2.42%
Ratio of net loss to
  average net assets ........    (2.36)%+      (2.04)%    (1.93)%     (1.85)%      (1.80)%    (1.85)%
Portfolio turnover rate .....     83.20%       130.19%    144.27%      91.12%       87.55%     94.06%

INTERNATIONAL GROWTH FUND

                                                          CLASS A
                               ---------------------------------------------------------------------
                               SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                 ENDED       -------------------------------------------------------
                                4/30/02        2001        2000        1999        1998        1997
                               ----------    -------     -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .......     $9.91       $14.59      $21.47      $17.75      $17.92      $17.17
                                -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment
  income (loss) .............     (0.04)        0.01       (0.19)      (0.01)       0.03       (0.04)
Net realized and
  unrealized gain (loss)
  on investments ............      0.29        (4.82)      (2.90)       4.49        0.62        2.47
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions .....     (0.06)        0.13       (2.06)      (0.76)       0.40       (0.79)
                                -------      -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT
  OPERATIONS ................      0.19        (4.68)      (5.15)       3.72        1.05        1.64
                                -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income .........        --           --          --          --          --          --
Distributions from net
  realized capital gain .....        --           --       (1.73)         --       (1.22)      (0.89)
                                -------      -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS .........        --           --       (1.73)         --       (1.22)      (0.89)
                                -------      -------     -------     -------     -------     -------
NET ASSET VALUE,
 END OF PERIOD ..............    $10.10        $9.91      $14.59      $21.47      $17.75      $17.92
                                =======      =======     =======     =======     =======     =======

TOTAL RETURN:                      1.92%      (32.08)%    (26.45)%     20.96%       6.51%       9.83%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) .....    $27,571       $21,588     $40,971    $44,763     $44,122     $46,107
Ratio of expenses to
  average net assets ........      2.42%+        2.37%       1.96%      1.88%       1.69%       1.78%
Ratio of net income (loss)
  to average net assets .....    (0.81)%+        0.08%     (1.06)%    (0.06)%       0.16%     (0.23)%
Portfolio turnover rate .....    109.54%       276.76%     257.74%     83.10%      81.37%      83.11%

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                        CLASS B                                             CLASS C
                             -----------------------------------------------------------  ----------------------------------------
                                                                                                         YEAR ENDED
                             SIX MONTHS               YEAR ENDED OCTOBER 31,              SIX MONTHS     OCTOBER 31      5/27/99*
                               ENDED     -----------------------------------------------    ENDED    -----------------      TO
                              4/30/02      2001      2000      1999      1998     1997     4/30/02     2001      2000    10/31/99
                             ----------  -------   -------   -------   -------   -------   -------   -------   -------   --------

NET ASSET VALUE,
  BEGINNING OF PERIOD ......    $9.24     $13.66    $20.33    $16.93    $17.30    $16.74     $9.24    $13.65    $20.31     $18.39
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ........    (0.08)     (0.08)    (0.31)    (0.15)    (0.12)    (0.18)    (0.08)    (0.08)    (0.31)     (0.10)
Net realized and
  unrealized gain (loss)
  on investments ...........     0.28      (4.47)    (2.57)     4.31      0.57      2.42      0.29     (4.46)    (2.56)      1.66
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....    (0.06)      0.13     (2.06)    (0.76)     0.40     (0.79)    (0.06)     0.13     (2.06)      0.36
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............     0.14      (4.42)    (4.94)     3.40      0.85      1.45      0.15     (4.41)    (4.93)      1.92
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........       --         --        --        --        --        --        --        --        --         --
Distributions from net
  realized capital gain ....       --         --     (1.73)       --     (1.22)    (0.89)       --        --     (1.73)        --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
TOTAL DISTRIBUTIONS ........       --         --     (1.73)       --     (1.22)    (0.89)       --        --     (1.73)        --
                              -------    -------   -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE,
  END OF PERIOD ............    $9.38      $9.24    $13.66    $20.33    $16.93    $17.30     $9.39     $9.24    $13.65     $20.31
                              =======    =======   =======   =======   =======   =======   =======   =======   =======    =======

TOTAL RETURN:                    1.52%    (32.36)%  (26.94)%   20.08%     5.51%     8.90%     1.62%   (32.32)%  (26.92)%    10.44%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ....    $5,761      $5,943   $11,045  $11,434    $9,835    $6,350    $2,363     $2,225    $4,745    $1,361
Ratio of expenses to
  average net assets .......     3.18%+      3.13%     2.72%    2.64%     2.55%     2.58%     3.18%+     3.13%     2.72%     2.72%+
Ratio of net loss to
  average net assets .......   (1.57)%+    (0.68)%   (1.82)%  (0.82)%   (0.70)%   (1.03)%   (1.57)%+   (0.68)%   (1.82)%   (1.07)%+
Portfolio turnover rate ....   109.54%     276.76%   257.74%   83.10%    81.37%    83.11%   109.54%    276.76%   257.74%    83.10%++

                                                       CLASS D                            CLASS I
                            -----------------------------------------------------------  ---------
                            SIX MONTHS               YEAR ENDED OCTOBER 31,              11/30/01*
                              ENDED     -----------------------------------------------     TO
                             4/30/02      2001      2000      1999      1998      1997    4/30/02
                            ----------  -------   -------   -------   -------   -------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD ......   $9.24     $13.65    $20.31    $16.93    $17.30    $16.74    $10.13
                             -------    -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment
  income (loss) ............   (0.08)     (0.08)    (0.31)    (0.15)    (0.12)    (0.18)     0.02
Net realized and
  unrealized gain (loss)
  on investments ...........    0.29      (4.46)    (2.56)     4.29      0.57      2.42      0.03
Net realized and
  unrealized gain (loss)
  from foreign
  currency transactions ....   (0.06)      0.13     (2.06)    (0.76)     0.40     (0.79)    (0.06)
                             -------    -------   -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS ...............    0.15      (4.41)    (4.93)     3.38      0.85      1.45     (0.01)
                             -------    -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........      --         --        --        --        --        --        --
Distributions from net
  realized capital gain ....      --         --     (1.73)       --     (1.22)    (0.89)       --
                             -------    -------   -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS ........      --         --     (1.73)       --     (1.22)    (0.89)       --
                             -------    -------   -------   -------   -------   -------   -------
NET ASSET VALUE,
  END OF PERIOD ............   $9.39      $9.24    $13.65    $20.31    $16.93    $17.30    $10.12
                             =======    =======   =======   =======   =======   =======   =======

TOTAL RETURN:                   1.62%    (32.32)%  (26.92)%   19.97%     5.51%     8.90%    (0.10)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period (000s omitted) ....   $9,287      $9,203   $19,671  $35,728   $37,485   $40,977    $2,101
Ratio of expenses to
  average net assets .......    3.18%+      3.13%     2.72%    2.64%     2.55%     2.58%     1.09%+
Ratio of net loss to
  average net assets .......  (1.57)%+    (0.68)%   (1.82)%  (0.82)%   (0.70)%   (1.03)%     0.40%+
Portfolio turnover rate ....  109.54%     276.76%   257.74%   83.10%    81.37%    83.11%   109.54%#

----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended October 31, 1999.
  # For the six months ended April 30, 2002.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc., comprising the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, as of April 30, 2002, the related statements of operations for the six months then ended, and the changes in net assets for the six months then ended and for the year ended October 31, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the Series' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Seligman Global Fund Series, Inc. as of April 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
June 14, 2002

BOARD OF DIRECTORS

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

PAUL C. GUIDONE* (1)
CHIEF INVESTMENT OFFICER, J. & W. Seligman & Co. Incorporated

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development

FRANK A. MCPHERSON (3, 4)
DIRECTOR, Conoco Inc.
DIRECTOR, Integris Health

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER, Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY +(3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2, 4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR, C-SPAN DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS, Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
* Elected May 16, 2002
+ Retired May 16, 2002
Member:    (1) Executive Committee
           (2) Audit Committee
           (3) Director Nominating Committee
           (4) Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS         DAVID F. COOLEY           LAWRENCE P. VOGEL
CHAIRMAN                  VICE PRESIDENT            VICE PRESIDENT AND TREASURER

BRIAN T. ZINO             THOMAS G. ROSE            STEVEN A. WERBER, JR.
PRESIDENT                 VICE PRESIDENT            VICE PRESIDENT

DANIEL J. BARKER          RICK RUVKUN               PAUL H. WICK
VICE PRESIDENT            VICE PRESIDENT            VICE PRESIDENT

IAIN C. CLARK             MARION S. SCHULTHEIS      FRANK J. NASTA
VICE PRESIDENT            VICE PRESIDENT            SECRETARY


FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated    IMPORTANT TELEPHONE NUMBERS
100 Park Avenue
New York, NY  10017                    (800) 221-2450  Shareholder Services
                                       (800) 445-1777  Retirement
GENERAL COUNSEL                                        Plan Services
Sullivan & Cromwell                    (212) 682-7600  Outside the United States
                                       (800) 622-4597  24-Hour Automated
INDEPENDENT AUDITORS                                   Telephone Access Service
Deloitte & Touche LLP

SUBADVISER (to Seligman Global
Smaller Companies Fund)
Henderson Investment Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

BENCHMARKS


LIPPER EMERGING MARKETS FUNDS AVERAGE:*

This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average comprised 210 mutual funds at 10/31/01.

LIPPER INTERNATIONAL FUNDS AVERAGE:*

This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 815 mutual funds at 10/31/01.

LIPPER GLOBAL FUNDS AVERAGE:*

This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 343 mutual funds at 10/31/01.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*

This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 398 mutual funds at 10/31/01.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*

This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 43 mutual funds at 10/31/01.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
AUSTRALASIA, FAR EAST INDEX (MSCIEAFE INDEX):

This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:

This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:

This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:

This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

----------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Smith Barney Incorporated.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com



     THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, EXPENSES, AND ADDITIONAL RISK
     FACTORS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQSGFS3 4/02                                [LOGO]   Printed on Recycled Paper